1933 Act File No. 2-10638
                                                         1940 Act File No. 811-5


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No.                       [ ]


                         Post-Effective Amendment No. 87                     [X]


                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         [X]
                                     OF 1940


                                Amendment No. 87                             [X]



                        LORD ABBETT AFFILIATED FUND, INC.
                        ---------------------------------
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
              ----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

                       Lawrence H. Kaplan, Vice President
                 90 Hudson Street, Jersey City, New Jersey 07302
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

               immediately upon filing pursuant to paragraph (b)
------

  X            on March 1, 2000 pursuant to paragraph (b)
------

               60 days after filing pursuant to paragraph (a) (1)
------
               on (date) pursuant to paragraph (a) (1)
------

------         75 days after filing pursuant to paragraph (a) (2)

------         on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett

Affiliated Fund

Prospectus


March 1, 2000


[GRAPHIC OMITTED]


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               Table of Contents

          The Fund

What you should know           Goal/Principal Strategy               2
      about the Fund           Main Risks                            2
                               Performance                           3
                               Fees and Expenses                     4


          Your Investment


Information for managing       Purchases                             5
your Fund account              Sales Compensation                    7
                               Opening Your Account                  8
                               Redemptions                           9
                               Distributions and Taxes               9
                               Services For Fund Investors           10
                               Management                            11


          For More Information

How to learn more             Other Investment Techniques            12
about the Fund                Glossary of Shaded Terms               13
                              Recent Performance                     14

          Financial Information

                              Financial Highlights                   16
                              Compensation For Your Dealer           18
                              Line Graph Comparison                  17

How to learn more about the   Back Cover
Fund and other Lord Abbett
Funds

The Fund

GOAL / PRINCIPAL STRATEGY

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.


     To pursue this goal, the Fund purchases stocks of large, seasoned, U.S. and multinational companies which we believe are undervalued. The Fund chooses stocks using

     o quantitative research to identify which stocks we believe represent the best bargains

     o fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations

     o business cycle analysis to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions

     The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forego some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.

     While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company bargain stocks may limit our downside risk because bargain stocks in theory are already underpriced and large, seasoned company stocks tend to be less volatile than small company stocks.


     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of our expectations.

     While typically fully invested, at times we may take a temporary defensive position by investing some of the Fund's assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with bargain stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Bargain stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular bargain stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


We or the Fund refers to Lord Abbett Affiliated Fund, Inc.

About the Fund. The Fund is a
professionally managed portfolio
primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Large   companies  are   established   companies  that  are  considered   "known
quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

Bargain stocks are stocks of com-panies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

Small-company stocks are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.

Growth stocks are stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 The Fund

                                   Affiliated Fund     Symbols:  Class A - LAFFX
                                                                 Class B - LAFBX
                                                                 Class C - LAFCX


PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.



--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
90 - -5.2%
91 - 22.0%
92 - 12.4%
93 - 13.2%
94 - 4.1%
95 - 31.7%
96 - 20.1%
97 - 25.2%
98 - 14.4%
99 - 16.9%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


 Best Quarter   4th Q `98  17.1%              Worst Quarter   2nd Q `90   -12.5%
--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999

--------------------------------------------------------------------------------

Share class                  1 Year     5 Years    10 Years   Since Inception(1)

Class A shares               10.10%     20.05%      14.34%           12.76%
--------------------------------------------------------------------------------
Class B shares               11.07%        -           -             20.00%
--------------------------------------------------------------------------------
Class C shares               15.07%        -           -             20.56%
--------------------------------------------------------------------------------
Class P shares               16.76%        -           -             15.34%
--------------------------------------------------------------------------------
S&P 500(R)Index(2)           21.03%     28.54%      18.19%           29.57%(3)
                                                                     24.76%(4)
--------------------------------------------------------------------------------
S&P Barra Value Index(2)     12.72%     22.94%      15.37%           21.95%(3)
                                                                     13.69%(4)
--------------------------------------------------------------------------------



(1) The dates of inception for each Class are: A -1/1/50; B -8/1/96; C -8/1/96; and P -12/8/97.

(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 7/31/96 - 12/31/99, to correspond with Class B and C inception dates.

(4) Represents total return for the period 12/31/97 - 12/31/99, to correspond with Class P inception date.



                                                                      The Fund 3

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

-------------------------------------------------------------------------------------------------------
Fee Table

-------------------------------------------------------------------------------------------------------
                                              Class A   Class B(2)    Class C      Class P


Shareholder Fees (Fees paid directly from
your investment)
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                     5.75%       none        none        none
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                   none(1)    5.00%       1.00%(1)    none
-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
-------------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.31%       0.31%       0.31%       0.31%
Distribution (12b-1) and Service Fees(4)       0.35%       1.00%       1.00%       0.45%
Other Expenses                                 0.12%       0.12%       0.12%       0.12%
Total Operating Expenses                       0.78%       1.43%       1.43%       0.88%
-------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions (a) of Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.





--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class              1 Year         3 Years          5 Years       10 Years

Class A shares           $650            $810             $983           $1,486
-------------------------------------------------------------------------------
Class B shares           $646            $752             $982           $1,536
-------------------------------------------------------------------------------
Class C shares           $246            $452             $782           $1,713
-------------------------------------------------------------------------------
Class P shares           $ 90            $281             $488           $1,084

You would have paid the following expenses if you did not redeem your shares:

Class A shares           $650            $810             $983           $1,486
-------------------------------------------------------------------------------
Class B shares           $146            $452             $782           $1,536
Class C shares           $146            $452             $782           $1,713
-------------------------------------------------------------------------------
Class P shares           $ 90            $281             $488           $1,084





Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4 The Fund

                                Your Investment

PURCHASES


     The Fund offers in this prospectus four classes of shares: Class A, B ,C and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge may be added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of Class B, C and P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.



     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------

 Class A  o normally offered with a front-end sales charge

 Class B  o no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase

          o higher annual expenses than Class A shares

          o automatically converts to Class A shares after eight years

 Class C  o no front-end sales charge, however, a CDSC is applied to shares sold prior to the first anniversary of purchase

          o higher annual expenses than Class A shares

 Class P  o available to certain  pension or  retirement plans and pursuant to a
            Mutual Fund Fee Based Program
--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                                            To Compute
                             As a % of               As a % of             OfferingPrice
Your Investment           Offering Price          Your Investment          Divide NAV by

-----------------------------------------------------------------------------------------
Less than $50,000             5.75%                   6.10%                     .9425
-----------------------------------------------------------------------------------------
$50,000 to $99,999            4.75%                   4.99%                     .9525
-----------------------------------------------------------------------------------------
$100,000 to $249,999          3.95%                   4.11%                     .9605
-----------------------------------------------------------------------------------------
$250,000 to $499,999          2.75%                   2.83%                     .9725
-----------------------------------------------------------------------------------------
$500,000 to $999,999          1.95%                   1.99%                     .9805
-----------------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                                      1.0000
-----------------------------------------------------------------------------------------

NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of the Fund.



                                                               Your Investment 5

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation -- A Purchaser may apply the value of the shares already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


     o Statement of Intention -- A Purchaser of Class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation may be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.



     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     o    purchases of $1 million or more +

     o    purchases by Retirement Plans with at least 100 eligible employees +

     o    purchases under a Special Retirement Wrap Program +

     o purchases made with dividends and distributions on Class A shares of another Eligible Fund

     o purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares

     o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor


     o    purchases under a Mutual Fund Fee Based Program


     o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for Class A share purchases without a front-end sales charge.

     +    These categories may be subject to a CDSC.


     Class A Share CDSC. If you buy Class A shares under one of the starred (+) categories listed above and you redeem any within 24 months after the month in which you initially purchased them, the Fund will normally collect a CDSC of 1%.


     The Class A share CDSC generally will be waived for the following conditions:


     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)


     o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program



Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs
o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
o    Defined Contribution Plans

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


Benefit Payment Documentation.
(Class A CDSC only)

o    under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing.Use the address indicated under "Opening your Account."


6 Your Investment

     Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

Anniversary(1) of the day on                   Contingent Deferred Sales Charge
which the purchase order                       on redemption (as % of amount
was accepted                                   subject to charge)

On                             Before
--------------------------------------------------------------------------------
                               1st                          5.0%
--------------------------------------------------------------------------------
1st                            2nd                          4.0%
--------------------------------------------------------------------------------
2nd                            3rd                          3.0%
3rd                            4th                          3.0%
4th                            5th                          2.0%
5th                            6th                          1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                      None
--------------------------------------------------------------------------------



(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.


     The Class B share CDSC generally will be waived under the following circumstances:


     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans


     o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     o    death of the shareholder

     o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)


     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to Class B shares.



     Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares.


     Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources, as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution



CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3.   shares  held the longest  before the sixth  anniversary  of their  purchase
     (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C)



                                                               Your Investment 7
     fees that are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. The total 12b-1 fees payable with respect to each share class are up to .35% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT

     Minimum initial investment

     o Regular Account                                            $250

     o Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code               $250

     o Uniform Gift to Minor Account                              $250

     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     Lord Abbett Affiliated Fund, Inc.
     P.O. Box 219100
     Kansas City, MO 64121

     By Exchange. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

     Proper Form. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.



8 Your Investment
proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.

REDEMPTIONS

     By Broker. Call your investment professional for instructions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES


     The Fund normally pays dividends from its net investment income each quarter and distributes net capital gains (if any) as "capital gains distributions" on an annual basis. Your distributions will be reinvested in the Fund unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the federal, state and local tax rules that apply to you.



Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.



                                                               Your Investment 9

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing

Invest-A-Matic      You may make fixed, periodic investments ($50 minimum) into
(Dollar-cost        your Fund  account by means of  automatic  money  transfers
averaging)          from  your  bank   checking   account.   See  the  attached
                    application for instructions.

Div-Move            You  may   automatically   reinvest   the   dividends   and
                    distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic          You can make  regular  withdrawals  from most  Lord  Abbett
Withdrawal          Funds.  Automatic cash withdrawals will be paid to you from
Plan ("SWP")        your account in fixed or variable  amounts.  To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.

Class B shares      The CDSC will be waived on  redemptions of up to 12% of the current net asset value of your account at the time of your SWPrequest. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.


Class B and         Redemption  proceeds  due to a SWP for  class B and Class C
C shares            shares will be redeemed in the order described under "CDSC"
                    under "Purchases."
--------------------------------------------------------------------------------


OTHER SERVICES

     Telephone Investing. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.


     Exchanges. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.


     Reinvestment Privilege. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.


Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.



10 Your Investment

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.



MANAGEMENT


     The Fund's investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Lord Abbett is entitled to a monthly fee based on the Fund's average daily net assets for each month as follows:

          .50 of 1% on the first $200 million in assets
          .40 of 1% on the next $300 million
          .375 of 1% on the next $200 million
          .35 of 1% on the next $200 million
          .30 of 1% on the Fund's assets over $900 million

     For the fiscal year ended October 31, 1999, the actual fee paid to Lord Abbett was at an effective annual rate of .31 of 1%. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

     Portfolio Managers. Lord Abbett uses a team of portfolio managers and analysts acting together to manage the Fund's investments. The senior members of the team are: Thomas Hudson Jr., Partner of Lord Abbett; Robert Morris, Partner of Lord Abbett; and Eli Salzman, Portfolio Manager. Messrs. Hudson and Morris have been with Lord Abbett since 1982 and 1991, respectively. Mr. Salzman joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp. since 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1986 to 1997.




                                                              Your Investment 11

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Fund and their risks.


     Adjusting Investment Exposure. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Convertible Securities. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

     Debt Securities. The Fund may invest in debt securities such as bonds, debentures, government obligations, commercial paper and pass-through instruments. When interest rates rise, prices of these investments are likely to decline, and when interest rates fall, prices tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund.

     Diversification. The Fund is a diversified fund, which generally means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer. U.S. government securities are not subject to these requirements.

     Foreign Securities. The Fund may invest up to 10% of its net assets in foreign securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. The Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not purchase or sell Fund shares.

     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit the Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.



     High Yield Debt Securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. The Fund will not invest more than 5% of its assets in high yield debt securities.


12 For More Information

     Portfolio Securities Lending. The Fund may lend securities to broker-dealers and financial institutions as a means of earning income. This practice could result in a loss or delay in recovering the Fund's securities, if the borrower defaults. The Fund will limit its securities loans to 30% of its total assets and all loans will be fully collateralized.

     Selling Covered Call Options. The Fund may write or sell covered call options on equity securities or stock indices that are traded on national securities exchanges. A call option gives the writer (seller) of the option the obligation to sell the underlying instrument. When the Fund writes a call option it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. The Fund will limit covered call options on securities having an aggregate market value not to exceed 10% of its total assets.

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible  Fund. An Eligible Fund is any Lord  Abbett-sponsored  fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a Fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

o    In the case of the estate --

     Robert A. Doe
     Executor of the Estate of
     John W. Doe

     [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

o    In the case of the corporation --

     ABC Corporation

     Mary B. Doe

     By Mary B. Doe, President

     [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


                                                         For More Information 13

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column, on the prior page).


     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.


     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE


     The following is a discussion of recent performance for the twelve month period ending October 31, 1999.

     The past fiscal year was characterized by continued overall strength in both the broad equity market and the U.S. economy. Low interest rates and a deceleration in earnings have driven the U.S. equity market for the last two and one-half years. This environment favored a very select group of large stocks that have had stable earnings growth. Rather than venturing into "unknown" waters, investors stayed the course and continued to purchase names familiar to them, remaining with companies that exhibited strong earnings stories. The result, however, is that many of the larger, more well-known growth names have become, in our opinion, quite expensive.

     In anticipation of an improvement in the global economy, we made an early entry into the energy sector, a strategy that paid off well for the Fund. In our view, the rise in oil prices initiated by OPEC, coupled with solid fundamentals for many energy companies, helped to boost this sector. In addition, the technology sector continued to outperform the general market. However, despite strong performance by a number of holdings in this sector, we recently began to reduce our exposure to technology, as prices began to reach the upper end of our valuation discipline. We reinvested a good portion of the proceeds



14 For More Information
     from those sales into more traditional cyclical sectors such as paper, chemicals and aluminum, and anticipate these areas will benefit from a rise in commodity prices as the global economy strengthens.

     In addition, we have started to focus some attention toward the property and casualty insurance sector during this period, and will continue to seek out companies in this market segment that display improving fundamentals. At the same time, we are generally underweighted in financial companies, which has worked to our advantage since many of these stocks continued to struggle during this period as interest rates increased. We believe there is only a small chance that U.S. interest rates will continue to climb. This view, coupled with the fact that many financial service companies have solid fundamentals, will likely result in an increase in our exposure to the financial services area.

     As we look forward, we anticipate the global economy will continue to grow. However, there are some signs that the robust U.S. economy may be moderating. A slowdown in consumer spending is possible due to high consumer debt levels and a decrease in mortgage refinancings (which reduce consumers' monthly mortgage payments). In addition, the recent volatility in the equity markets may serve to curtail spending previously attributable to the "wealth effect" from appreciated portfolios. Consequently, we are moderately underweighted in consumer stocks, especially those that are highly sensitive to changes in economic activity.




                                                         For More Information 15

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.




------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Class A Shares

-----------------------------------------------------------------------------
                                                                               Year Ended October 31,
Per Share Operating Performance:                          1999           1998            1997
1996          1995

Net asset value, beginning of year                       $14.56         $14.84          $13.02
$11.98        $11.03
Income from investment operations
 Net investment income                                      .21(e)         .24             .30
 .30           .32
 Net realized and unrealized gain on investments           2.64           1.14            2.85
2.23          1.70
Total from investment operations                           2.85           1.38            3.15
2.53          2.02
Distributions
 Dividends from net investment income                      (.24)          (.27)           (.30)
(.30)         (.30)
 Distributions from net realized gain                      (.95)         (1.39)          (1.03)
(1.19)         (.77)
Net asset value, end of year                             $16.22         $14.56          $14.84
$13.02        $11.98
Total Return(a)                                           20.69%         10.27%          25.80%
23.23%        20.46%
Ratios to Average Net Assets:
 Expenses(b)                                                .74%           .63%            .65%
 .66%          .63%
 Net investment income                                     1.36%          1.64%           2.15%
2.61%         2.90%




------------------------------------------------------------------------------------------------------------------------------------
                                                 Class B Shares                     Class C Shares
Class P Shares
                                                 --------------                     --------------
--------------
                                                                       Year Ended October 31,

---------------------------------------------------------------------------------------------
Per Share Operating Performance:         1999   1998     1997   1996(c)     1999     1998    1997   1996(c)
1999   1998(c)

Net asset value, beginning of period    $14.56 $14.84   $13.03   $11.88    $14.56   $14.84  $13.02  $11.88
$14.53  $14.24
Income from investment operations
 Net investment income                     .10(e) .14      .20      .060      .10(e)   .14     .22     .062
 .19(e)  .18
 Net realized and unrealized gain on      2.65   1.12     2.84     1.142     2.65     1.12    2.83    1.130
2.63     .27
 securities
Total from investment operations          2.75   1.26     3.04     1.202     2.75     1.26    3.05    1.192
2.82     .45
Distributions
 Dividends from net investment income     (.13)  (.15)    (.20)    (.052)    (.13)    (.15)   (.20)   (.052)
(.21)   (.16)
 Distribution from net realized gain      (.95) (1.39)   (1.03)      --      (.95)   (1.39)  (1.03)     --
(.95)     --
Net asset value, end of year            $16.23 $14.56   $14.84   $13.03    $16.23   $14.56  $14.84  $13.02
$16.19  $14.53
Total Return(a)                          19.87%  9.41%   24.78%   10.15%(d) 19.80%    9.41%  24.88%  10.07%(d)
20.51%   3.21%(d)
Ratios to average net assets:
 Expenses(b)                              1.43%  1.38%    1.42%     .34%(d)  1.43%    1.40%   1.34%    .33%(d)
 .88%    .76%(d)
 Net investment income                     .66%   .87%    1.19%     .27%(d)   .66%     .85%   1.28%    .25%(d)
1.22%   1.21%(d)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended October 31,

------------------------------------------------------------------------------------
Supplemental Data For All Classes:                       1999            1998           1997
1996           1995

Net Assets, end of year (000)                         $10,080,754     $8,520,603     $7,697,754
$6,100,665     $4,964,525
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 62.30%          56.49%         46.41%
47.06%         53.84%
------------------------------------------------------------------------------------------------------------------------------------


(a)      Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)      The ratios for 1997, 1998 and 1999 include expenses paid through an expense offset arrangement.
(c)      From commencement of operations for each class of shares: August 1, 1996 (Class B and C) and December 8,
1997 (Class P).
(d)      Not annualized.
(e)      Calculated using average shares outstanding during the period.


16 Financial Information

Line Graph Comparison

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the S&P 500(R) Index and S$P Barra Value Index, assuming reinvestment of all dividends and distributions.



[GRAPHIC OMITTED]
NAV            MAX       S&P 500        S&P Barra
10000          9422      10000          10000
9243           8709      9252           8802
11831          11147     12344          11502
13057          12301     13572          12456
15377          14488     15596          15465
16400          15452     16198          15804
19756          18614     20476          19444
24344          22937     25406          24229
30623          28853     33562          31425
33769          31816     40949          25117
40756          38400     51456          41793

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)        13.70%                18.55%                   14.40%
--------------------------------------------------------------------------------
Class B(4)        14.87%                   -                     19.26%
--------------------------------------------------------------------------------
Class C(5)        18.80%                   -                     19.86%
--------------------------------------------------------------------------------
Class P(6)        20.51%                   -                     13.71%
--------------------------------------------------------------------------------


(1)  Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices, particularly that of the S&P 500(R) Index, is not necessarily representative of the Fund's performance.

(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1999 using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for life of the class).

(5) The Class C shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for the life of the class).

(6) The Class P shares were first offered on 12/8/97. Performance is at net asset value.




                                                     Financial Information    17

COMPENSATION FOR YOUR DEALER

====================================================================================================================================
                                                        First Year Compensation

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total
compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                        5.75%                   5.00%                 0.25%
5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                        4.75%                   4.00%                 0.25%
4.24%
------------------------------------------------------------------------------------------------------------------------------------

$100,000 - $249,999                      3.95%                   3.25%                 0.25%
3.49%

------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                      2.75%                   2.25%                 0.25%
2.49%
------------------------------------------------------------------------------------------------------------------------------------

$500,000 - $999,999                      1.95%                   1.75%                 0.25%
2.00%

------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible  employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                 no front-end sales charge       1.00%                 0.25%
1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that       no front-end sales charge       0.55%                 0.25%
0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that      no front-end sales charge       0.50%                 0.25%
0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                 no front-end sales charge       0.25%                 0.25%
0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)                                           Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       3.75%                 0.25%
4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%
1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                              Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%
0.45%
====================================================================================================================================


                                                 ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments                                               Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%
0.25%
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       none                  0.25%
0.25%
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.75%                 0.25%
1.00%
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                      no front-end sales charge       0.25%                 0.20%
0.45%
====================================================================================================================================


(1) The service fees for Class A and P shares are paid quarterly. The first year's service fees on Class B and C shares are paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.

(4)  Class B and C shares are subject to CDSCs.

(5) With respect to Class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.

18 Financial Information

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

     More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT
     Describes the Fund, lists portfolio holdings and contains a letter from the
     Fund's  manager   discussing   recent  market  conditions  and  the  Fund's
     investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Fund and its policies.  A current SAI is on
     file  with  the   Securities  and  Exchange   Commission   ("SEC")  and  is
     incorporated by reference (is legally considered part of this prospectus).


     Lord Abbett Affiliated Fund, Inc.


     90 Hudson Street
     Jersey City, NJ 07302-3973
     SEC file number: 811-5


To obtain information:

By telephone.  Call the Fund at:
800-426-1130


By mail.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com


Text only versions of Fund
documents can be viewed
online or downloaded from:


SEC
www.sec.gov

You can also obtain copies by
visiting the SEC's Public Reference Room in Washington, DC (phone
202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.



LAA-1-300
(3/00)

LORD ABBETT


Statement of Additional Information                                March 1, 2000


                        Lord Abbett Affiliated Fund, Inc.




This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, N.J. 07302-3973. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 1, 2000.


Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The 1999 Annual shareholder report is available, without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

                     TABLE OF CONTENTS                                 Page


             1.      Investment Policies                               2
             2.      Directors and Officers                            4
             3.      Investment Advisory and Other Services            8
             4.      Portfolio Transactions                            8
             5.      Purchases, Redemptions and
                     Shareholder Services                              9
             6.      Performance                                       17
             7.      Taxes                                             18
             8.      Information About the Fund                        19
             9.      Financial Statements                              19

                                       1.
                               Investment Policies


The Lord  Abbett  Affiliated  Fund,  Inc.  (the  "Company"  or the  "Fund") is a
diversified   open-end  investment   management  company  registered  under  the
Investment Company Act of 1940, as amended (the"Act").

Fundamental Investment Restrictions. The Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of the Fund's outstanding shares.


The Fund may not:

         (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act)) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

         (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law);

         (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

         (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

          (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

         (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

         (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

         (8) issue senior securities to the extent such issuance would violate applicable law.



Compliance with the investment restrictions above will be determined at the time of purchase or sale of the portfolio.

Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:

         (1)  borrow in excess of 33 1/3% of its  total  assets  (including  the
         amount   borrowed),   and  then  only  as  a   temporary   measure  for
         extraordinary or emergency purposes;

         (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

         (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Act, deemed to be liquid by the Board of Directors;

         (4) invest in the securities of other investment companies except as permitted by applicable law;

         (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
         S. Government, its agencies or instrumentalities);

         (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

         (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

         (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

         (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time;

\ (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock; or

         (11) pledge, mortgage or hypothecate its assets, however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.


For the year ended October 31, 1999, the portfolio turnover rate was 62.30% versus 56.49% for the prior year.


Lending Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities") or other permissible means. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may allow to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker" a part of the interest received with respect to the investment of collateral received for securities loaned. No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities.

Rule 144A Securities. We may invest in securities qualifying for resale to "qualified institutional buyers" under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments the Fund makes in such securities. Investments by the Fund in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Fund's liquidity during periods of decreased market interest in such securities among qualified institutional buyers.

Other Investment Policies (which can be changed without shareholder approval)
As stated in the Prospectus, we may write covered call options which are traded on a national securities exchange with respect to securities in our portfolio in an attempt to increase our income and to provide greater flexibility in the disposition of our portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, we forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We also may enter into "closing purchase transactions" in order to terminate our obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If we are unable to enter into a closing purchase transaction, we may be required to hold a security that we might otherwise have sold to protect against depreciation. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current Prospectus.

Risk Factors. As stated in the Prospectus, we may invest no more than 5% of our net assets (at the time of investment) in lower-rated, high-yield bonds. In general, the market for lower-rated, high-yield bonds is more limited than the market for higher-rated bonds, and because trading in such bonds may be thinner and less active, the market prices of such bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower-yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower-rated, high-yield bonds, Lord Abbett's research and analyses are an important ingredient in the selection of such bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.
                                       2.
                             Directors and Officers


The Board of Directors of the Fund is responsible for the management of the business and affairs of the Fund.

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director or trustee of the thirteen other Lord Abbett-sponsored funds.

*Robert S. Dow, age 54, Chairman and President
*Mr. Dow is an "interested person" as defined in the Act.

The following outside directors are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Director
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner Inc. (since 1998). Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H.T. Bush, Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Age 61.

Robert B. Calhoun, Jr., Trustee
Monitor Clipper Partners
650 Madision Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Age 57.

Stewart S. Dixon, Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 69.

John C. Jansing, Trustee
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Trustee
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with eighteen of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.

Hansel B. Millican, Jr., Trustee
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Age 71.

Thomas J. Neff, Trustee
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as Director of Ace, Ltd. (NYSE). Age 62.

The second column of the following table sets forth the compensation accrued by the Company for outside directors/trustees. The third column sets forth with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amount payable but deferred at the option of the director/trustee. No directors/trustees of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.



                        For the Fiscal Year ended October 31, 1999
                        ------------------------------------------

         (1)                        (2)                       (3)                       (4)

                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation Paid
                           Aggregate                 Fund and thirteen          by the Fund and
                           Compensation              Other Lord                 Thirteen Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Director           the Fund/1                Funds/2                    Funds/3
----------------           ---------------------     ----------------           -----------------------


E. Thayer Bigelow          $27,341                   $17,622                    $57,720
William H. T. Bush*        $27,240                   $15,846                    $58,000
Robert B. Calhoun, Jr.**   $26,880                   $12,276                    $57,000
Stewart S. Dixon           $27,600                   $32,420                    $58,500
John C. Jansing            $26,880                   $41,108(4)                 $57,500
C. Alan MacDonald          $27,120                   $26,763                    $57,500
Hansel B. Millican, Jr.    $27,100                   $37,822                    $57,250
Thomas J. Neff             $28,046                   $20,313                    $59,660


*    Elected as of August 13, 1998.

**   Elected as of June 17, 1998.

1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. A portion of the fees payable by the Company to its outside directors/trustees is being deferred under a plan ("equity based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/ trustees. The amounts of the aggregate compensation payable by the
     Fund as of October 31, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $177,464 ; Mr. Dixon, $337,337 ; Mr. Jansing, $575,176; Mr. MacDonald, $422,105 ; Mr. Millican, $743,736
     and Mr. Neff, $657,888 . If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of October 31, 1999, each would own, the following: Mr. Bigelow, $177,464; Mr. Dixon, $351,857; Mr. Jansing, $923,465;
     Mr. McDonald,$780,769; Mr. Millican, $743,736; and Mr. Neff, $721,255.


2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored funds for the twelve months ended October 31, 1999.

3. This column shows aggregate compensation, including directors/trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trustees have chosen to defer but does not include amounts accrued under the equity-based plans and shown in Column 3.

4.   The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors/trustees had the option to convert their accrued benefits under the retirement plan. All of the current outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors/trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the Funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Messrs. Carper, Hilstad, Hudson, Morris and Walsh are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

Executive Vice President:

W. Thomas Hudson, Jr.  age 57

Vice Presidents:

Joan A. Binstock, age 45 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP).

Paul A. Hilstad, age 57, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Daniel E. Carper, age 48

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Robert G. Morris, age 54

A.Edward Oberhaus III, age 40

Tracie E. Richter,  age 32 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)

Eli M. Salzmann, age 34

John J. Walsh, age 62

Treasurer:
Donna M. McManus, age 39 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP)

As of February 15, 2000, our officers and directors, as a group, owned less than 1% of our outstanding shares and there were no record holders of 5% or more of the Fund's outstanding shares, other than Lord Abbett Distributor.

                                       3.
                     Investment Advisory and Other Services

The services performed by Lord Abbett are described in the Prospectus under "Management." Under the Management Agreement, we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% of the portion of our net assets not in excess of $200,000,000; .4 of 1% of the portion in excess of $200,000,000, but not in excess of $500,000,000; .375 of 1% of the portion in excess of $500,000,000, but not in excess of $700,000,000; .35 of 1% of the portion in excess of $700,000,000, but not in excess of $900,000,000; and .3 of 1% of the portion in excess of $900,000,000. This fee is allocated among Class A, B and C based on the classes' proportionate shares of such average daily net assets.

For the fiscal years ended October 31, 1999, 1998 and 1997, the management fees paid to Lord Abbett by the Fund amounted to $26,317,934, $22,192,209 and $17,683,694 respectively.


The Fund pays all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Lord Abbett Distributor LLC serves as the principal underwriter for the Fund.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, 10286, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's Board of Directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.


United Missouri Bank of Kansas City, N.A. Tenth and Grand Kansas City, Missouri, 64141, acts as the transfer agent and dividend disbursing agent for each Fund.


                                       4.
                             Portfolio Transactions


The Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions (if any) and dealer markups and markdowns and brokerage commissions and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of each Lord Abbett-sponsored fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a brokerage commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.


If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Lord Abbett-sponsored funds' shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett sponsored fund does.

For the fiscal years ended October 31,1999, 1998, and 1997 , we paid total commissions to independent dealers of $11,088,462, $12,832,030 and $7,681,037, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The maximum offering price of our Class A shares on October 31, 1999 was computed as follows:

 Net asset value per share (net assets divided by
    shares outstanding)...................................................$16.22

Maximum offering price per share (net asset value
    divided by .9425) ....................................................$17.21


The net asset value per share for the Class B and Class C shares will be determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B and Class C shares will be sold at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Lord Abbett Distributor is obligated to distribute our shares on a best effort basis. Our shares are offered on a continuous basis. For the last three fiscal years, Lord Abbett Distributor, as our principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                                             Year Ended October 31,


                                   1999            1998                1997
                                   ----            ----                ----
Gross sales charge             $18,730,335     $21,698,908          $16,853,194
Amount allowed to dealers      $16,074,161     $18,696,650          $14,522,076
                               -----------     -----------          -----------

Net commissions
received by
Lord Abbett                    $ 2,656,174     $ 3,002,258          $ 2,331,118
                               ===========     ===========          ===========


Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS


Classes of Shares. The Fund offers investors five different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 33 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described below.


Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan". Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation, described in greater detail below under "Rights of Accumulation".

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Fund Classes: the "A Plan", the "B Plan" and the "C Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $27,926,819 under the A Plan, $4,281,069 under the B Plan, $1,584,742 under the C Plan and $9,131 under Class P Plan. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class outstanding voting securities.

Contingent  Deferred Sales Charges. A Contingent  Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

Class A Shares.  As  stated  in the  Prospectus,  a CDSC of 1% is  imposed  with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                          Contingent Deferred Sales
Which the Purchase Order Was Accepted              Charge on Redemptions (As %
                                                    of Amount Subject to Charge)
Before the 1st........................................................5.0%
On the 1st, before the 2nd............................................4.0%
On the 2nd, before the 3rd............................................3.0%
On the 3rd, before the 4th............................................3.0%
On the 4th, before the 5th............................................2.0%
On the 5th, before the 6th ...........................................1.0%
On or after the 6th anniversary.......................................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue or investments in another fund participating in the program. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett
Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts and Lord Abbett Equity Fund ("LAEF") which is not issuing shares.

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementary by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions),403(b) plans and qualified pension and profit-sharing plans, including 401(k)plans excluding 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                   Performance


The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.


Using the computation method described above, the Fund's average annual compounded rates of total return for the last one, five and ten fiscal-years ending on October 31, 1999 are as follows: 3.90%, 15.65% and 14.15%, respectively, for the Fund's Class A shares. For the fiscal year ending on October 31, 1999 and for the period since inception, August 1, 1996, the average annual compounded rate of total return was 5.03 % and 18.27%, respectively, for the Fund's Class B shares. For the fiscal year ending October 31, 1999 and for the period since inception, August 1, 1996, the average annual compounded rate of total return was 9.41% and 9.88%, respectively, for the Fund's Class C shares.

Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended October 31, 1999 the yield for the Class A shares of Fund was 0.94%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.


                                       7.
                                      Taxes
The Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not its shareholders) will be relieved of federal income taxes on the amount it distributes to shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its investment income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income or capital gain, whether received in cash or reinvested in additional shares of the Fund. The Fund will send each shareholder annual information concerning the tax treatment of dividends and other distributions.

Upon sale, exchange or redemption of shares of the Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non- corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to U.S. federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund.

Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (U.S. citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

                                       8.
                           Information About the Fund



Lord Abbett Affiliated Fund, Inc. was organized in 1934 and was reincorporated under Maryland law on November 26, 1975. The Fund has 2,000,000,000 shares of authorized capital stock consisting of five classes (A, B, C, P and Y), $0.001 par value. The Fund is an open-end, diversified management investment company. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

Rule 18f-2 under The Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.



The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements


The financial statements for the fiscal year ended October 31, 1999 and the opinion thereon of Deloitte & Touche LLP, independent auditors, included in the 1999 Annual Report to Shareholders of Lord Abbett Affiliated Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

Lord Abbett Affiliated Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett High Yield Fund
Lord Abbett Securities Trust -
         International Series
Lord Abbett Research Fund -
         Large-Cap Series
Small-Cap Value Series


Class Y Shares
Prospectus
March 1, 2000


[LOGO]


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Only Class Y shares of the International Series, the Large-Cap Series and the Small-Cap Value Series are available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

                                   The Funds


          Information about goal/       Affiliated Fund                  2
         principal strategy, main       Growth Opportunities Fund        5
      risks, performance and fees       High Yield Fund                  8
                     and expenses       International Series             11
                                        Large-Cap Series                 14
                                        Small-Cap Value Series           17

                                   Your Investment

         Information for managing       Purchases                        20
                your Fund account       Redemptions                      21
                                        Distributions and Taxes          21
                                        Services For Fund Investors      22
                                        Management                       22


                                   For More Information

                How to learn more       Other Investment Techniques      24
                  about the Funds       Glossary of Shaded Terms         28
                                        Recent Performance               28


                                   Financial Information

            Financial highlights,       Affiliated Fund                  31
   line graph comparisons of each       Growth Opportunities Fund        33
     Fund and broker compensation       High Yield Fund                  35
                                        International Series             37
                                        Large-Cap Series                 39
                                        Small-Cap Value Series           41




      How to learn more about the       Back Cover
Funds and other Lord Abbett Funds

                                                                 Affiliated Fund

GOAL / PRINCIPAL STRATEGY

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.


     To pursue this goal, the Fund purchases stocks of large, seasoned, U.S. and multinational companies which we believe are undervalued. The Fund chooses stocks using

     o quantitative research to identify which stocks we believe represent the best bargains

     o fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations

     o business cycle analysis to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions

     The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forego some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.

     While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company bargain stocks may limit our downside risk because bargain stocks in theory are already underpriced and large, seasoned company stocks tend to be less volatile than small company stocks.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of our expectations.

     While typically fully invested, at times we may take a temporary defensive position by investing some of the Fund's assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with bargain stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Bargain stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular bargain stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.



We or the Fund refers to Lord Abbett Affiliated Fund, Inc.

About the Fund. This Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Large   companies  are   established   companies  that  are  considered   "known
quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.


Bargain stocks are stocks of com-panies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

Small-company stocks are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.


Growth stocks are stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.



2 The Funds

                                                                 Affiliated Fund


PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1998 - 14.4%


 Best Quarter   2nd Q `99  10.9%              Worst Quarter   3rd Q `99    -6.6%

--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999

--------------------------------------------------------------------------------

Share Class                          1 Year            Since Inception(2)
Class Y shares                       17.23%                  11.66%
--------------------------------------------------------------------------------
S&P 500(R)Index(1)                    21.03%                 19.51%(3)
--------------------------------------------------------------------------------
S&P Barra Value Index(1)             12.72%                   8.79%(3)

(1) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.
(2)  The date of inception for Class Y shares is 3/27/98.
(3) This represents total return for the period 3/31/98 - 12/31/99, to correspond with Class Y inception date.



                                                                     The Funds 3

                                                                 Affiliated Fund

FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table

--------------------------------------------------------------------------------
                                                                  Class Y


Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                         none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                      none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.31%
--------------------------------------------------------------------------------
Other Expenses                                                    0.12%
Total Operating Expenses                                          0.43%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Example


--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class            1 Year           3 Years         5 Years         10 Years
Class Y shares           $44             $138           $241              $542
--------------------------------------------------------------------------------



Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4 The Funds

                                                       Growth Opportunities Fund

GOAL / PRINCIPAL STRATEGY

     The Fund's investment objective is capital appreciation.


     To pursue this goal, we normally invest primarily in common stocks of mid-sized companies with outstanding equity securities having an aggregate market value between $1 billion and $6 billion. The Fund uses a growth style of investing which means that we favor companies that show the potential for stronger than expected earnings or growth. Under normal circumstances, at least 65% of our total assets will consist of investments made in growth companies, as determined at the time of purchase. The Fund may invest up to 35% of its assets in foreign securities.

     Typically, in choosing stocks, we look for companies using

     o quantitative research to identify mid-sized companies with superior growth possibilities.

     o fundamental research to identify companies likely to produce superior returns over a thirty-six month time frame, by analyzing the dynamics in each company within its industry and within the economy.


     Before July 15, 1998, the Fund used a value style of investing. This meant that the Fund selected companies were selected without regard to current earnings, following a process that sought to identify and invest in undervalued securities.


     While typically fully invested, at times we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Growth stocks may grow faster than other stocks and may be more volatile. In addition, if the Fund's assessment of a company's potential for growth is wrong, the price of the company's stock may decrease below the price at which the Fund purchased the stock.

     Foreign securities, in which the Fund may invest may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets which may increase the degree of market risk associated with them. Foreign securities may also be subject to liquidity, currency and political risk. Foreign investments may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Investors should also be aware that the Fund has the ability to invest in derivatives, the value of which may fluctuate greatly.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.




We or the Fund refers to Growth Opportunities Fund, a portfolio of Lord Abbett Research Fund, Inc.


About the Fund. This Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Growth stocks exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


                                                                     The Funds 5

                                                       Growth Opportunities Fund


PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1999 - 58.6%

Best Quarter   4th Q `99  46.4%               Worst Quarter   1st Q `99    -4.1%

--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999

--------------------------------------------------------------------------------

Share Class                                 1 Year         Since Inception(2)
Class Y shares                              58.63%              88.81%
--------------------------------------------------------------------------------
Russell Mid-Cap Growth Index(1)             51.29%              63.87%(3)

(1) Performance for the unmanaged Russell Mid-Cap Growth Index does not reflect any fees or expenses.

(2)  The date of inception for Class Y shares is 10/15/98.

(3) This represents total return for the period 10/31/98 - 12/31/99, to correspond with Class Y inception date.



The Funds 6

                                                       Growth Opportunities Fund

FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
                                                                  Class Y

Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                         none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                      none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.90%
--------------------------------------------------------------------------------
Other Expenses                                                    0.40%
Total Operating Expenses                                          1.30%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Share Class            1 Year           3 Years         5 Years         10 Years
Class Y shares           $132            $412           $713              $1,568
--------------------------------------------------------------------------------


Management fees are payable to Lord Abbett for the Fund's investment management. Lord Abbett is currently waiving the management fees of the Fund. Lord
Abbett may stop waiving the management fee at any time.The total operating expense ratio with the fee waiver for Class Y shares is 0.40% of average net assets.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                     The Funds 7

                                                                 High Yield Fund

GOAL / PRINCIPAL STRATEGY

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. Normally, we invest in lower-rated debt securities, sometimes called "junk bonds," which entail greater risks than investments in higher-rated debt securities.


     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. Under normal circumstances, we invest at least 65% of our total assets in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock.


     We seek unusual values, particularly in lower-rated debt securities. Higher yield on debt securities can occur during periods of inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when the credit risk is above average but, we think, likely to decrease, may generate higher yields.


     While typically fully invested, we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The lower-rated bonds in which the Fund invests involve risks that the bond's issuers will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after we purchase their securities. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur. In addition, the value of your investment will change as interest rates fluctuate. When interest rates decline, share value may rise. When interest rates rise, share value may decline. The Fund also uses investment practices that could adversely affect performance, such as investments in foreign securities and illiquid securities.


     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

We or the Fund refers to Lord Abbett High Yield Fund, which is a series of Lord Abbett Investment Trust.


About the Fund. This Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

High yield debt securities, commonly known as "junk bonds," typically pay a higher yield than investment-grade debt securities. These bonds have a higher risk of default than investment-grade bonds and their prices can be much more volatile.




You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.



8 The Funds

                                                                 High Yield Fund


PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for Class Y shares is not shown because the class has less than one year of performance. Returns for Class Y shares are expected to be somewhat higher than those of Class A shares of the Fund because Class Y shares have lower expenses.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1999 - 6.6%

Best Quarter   4th Q `99  4.0%                Worst Quarter   3rd Q `99   -0.81%

--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end sales charges.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------

Share Class                                        1 Year     Since Inception(2)
Class A shares                                      6.57%           6.57%
--------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index(1)            1.50%           1.50(3)
First Boston High Yield Index(1)                    3.29%           3.29%(3)

(1) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(2)  The date of inception for Class A shares is 12/31/98.

(3) This represents total return for the period 12/31/98 - 12/31/99, to correspond with Class A inception date.



The Funds 9

                                                                 High Yield Fund

FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table

--------------------------------------------------------------------------------
                                                                   Class Y


Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                         none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                      none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(1)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.60%
--------------------------------------------------------------------------------
Other Expenses                                                    0.26%
Total Operating Expenses                                          0.86%
--------------------------------------------------------------------------------

(1) The annual operating expenses are based on estimated expenses for the current fiscal year.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class            1 Year       3 Years       5 Years          10 Years
Class Y shares           $88         $274           $477           $1,061
--------------------------------------------------------------------------------



Management fees are payable to Lord Abbett for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

Lord Abbett is currently waiving the managemnt fees and subsidizing the other expenses of the Fund. Lord Abbett may stop waiving the management fees and subsidizing the other expenses at any time. The total operating expense ratio with the fee waiver and expense subsidy for Class Y shares is 0.0% of average net assets.

10 The Funds

                                                            International Series


GOAL / PRINCIPAL STRATEGY


     The Fund's investment objective is long-term capital appreciation.

     To pursue this goal, the Fund invests in stocks of companies principally based outside the United States. Under normal conditions, at least 80% of the Fund's assets will be invested in stocks of companies in at least three different countries outside the United States.

     The Fund intends to primarily invest in stocks of small companies, those with market capitalizations of less than $2 billion, although the Fund may also invest in stocks of larger companies.

     We look for:

     o    developing global trends on an industry-by-industry basis

     o companies which are the strongest or the best positioned in those industries

     o    companies selling at attractive prices

     o    companies we see as having the best potential for growth or profits

     We may limit the number of holdings in the Fund to a greater degree than other similar funds in an effort to prevent the dilution of the performance of securities held in the portfolio. However, the Fund is a diversified fund.

     The Fund may temporarily reduce its stock holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. This could potentially reduce the Fund's ability to benefit from an upswing in the market and prevent the Fund from achieving its investment objective.



MAIN RISKS


     The Fund is subject to the general risks and considerations associated with equity investing, such as market risk. The value of your investment in the Fund will fluctuate in response to movements in the securities markets in general and to the changing prospects of individual companies in which the Fund invests. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management, limited product lines, unproven track records, and limited financial resources. Their securities may carry increased market, liquidity, and other risks.

     Foreign securities may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets which may increase the degree of market risk associated with them. Foreign securities may also be subject to liquidity, currency and political risk. Foreign investments may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Investing in both small and international companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


We or the Fund refers to the International Series of Lord Abbett Securities Trust Fund.


About the Fund. This Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.


Large   companies  are   established   companies  that  are  considered   "known
quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.


Small companies are often new and less established, with a tendency to be faster-growing but more volatile and less liquid than large company stocks.



You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.



                                                                    The Funds 11

                                                            International Series


PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
1998 - 15.8%
1999 - 27.8%

Best Quarter   1st Q `98  23.8%               Worst Quarter   3rd Q `98   -19.0%

--------------------------------------------------------------------------------


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.


--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999

--------------------------------------------------------------------------------

Share Class                                       1 Year     Since Inception(2)
Class Y shares                                    27.81%          21.76%
--------------------------------------------------------------------------------
Morgan Stanley Capital International European,
Australasia and Far East Index(1)                 27.3%           23.77%(3)

(1) Performance for the unmanaged MSCI EAFE Index does not reflect fees or expenses.
(2)  The date of inception for Class Y shares is 12/30/97.
(3) This represents total return for the period 12/31/97 - 12/31/99, to correspond with Class Y inception date.



12 The Funds

                                                            International Series

FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
                                                                  Class Y


Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                         none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                      none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.75%
--------------------------------------------------------------------------------
Other Expenses                                                    0.44%
Total Operating Expenses                                          1.19%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Example


--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class           1 Year           3 Years          5 Years         10 Years
Class Y shares          $121            $378             $654             $1,443
--------------------------------------------------------------------------------


Management fees are payable to Lord Abbett for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                    The Funds 13

                                                                Large-Cap Series




GOAL / PRINCIPAL STRATEGY

     The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

     To pursue this goal, the Fund purchases stocks of large, seasoned, U.S. and multinational companies which we believe are undervalued. Under normal circumstance at least 65% of the Fund's total assets will consist of investments mad in large-cap companies, determined at the time of purchase. The Fund chooses stocks using

     o quantitative research to identify which stocks we believe represent the best bargains

     o fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations

     o business cycle analysis to determine how buying or selling securities changes our overall portfolio's sensitivity to interest rates and economic conditions

     The Fund is intended for investors looking for long-term growth with low fluctuations in market value. For this reason, we will forego some opportunities for gains when, in our judgment, they are too risky. The Fund tries to keep its assets invested in securities selling at reasonable prices in relation to value.

     While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company bargain stocks may limit our downside risk because bargain stocks in theory are already underpriced and large, seasoned company stocks tend to be less volatile than small company stocks.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of our expectations.

     While typically fully invested, at times we may take a temporary defensive position by investing some of the Fund's assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with bargain stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Bargain stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular bargain stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.



We or the Fund refers to the Large-Cap Series of Lord Abbett Research Fund, Inc.

About the Fund. This Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Large   companies  are   established   companies  that  are  considered   "known
quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

Bargain stocks are stocks of com-panies which we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.


Small-company stocks are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.

Growth stocks are stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.



14 The Funds

                                                                Large-Cap Series


PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for Class Y shares is not shown because the class has less than one year of performance. Returns for Class Y shares are expected to be somewhat higher than those of Class A shares of the Fund because Class Y shares have lower expenses.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1993 - 18.4%
1994 - 6.2%
1995 - 34.8%
1996 - 20.2%
1997 - 23.4%
1998 - 16.2%
1999 - 17.4%

Best Quarter   4th Q `98  18.9%               Worst Quarter   3rd Q `98   -12.5%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end sales charges.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------

Share Class                        1 Year        5 Years      Since Inception(2)

Class A shares                     17.38%        22.24%            19.08%
--------------------------------------------------------------------------------
S&P 500(R)Index(1)                 21.03%        28.54%            21.24%(3)
S&P Barra Value Index(1)           12.72%        22.94%            18.14%(3)

(1)  Performance for the unmanaged indices does not reflect fees or expenses.

(2)  The date of inception for Class A shares is 6/3/92.

(3) This represents total return for the period 6/30/92 - 12/31/99, to correspond with Class A inception date.



                                                                    The Funds 15

                                                                Large-Cap Series

FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
                                                                  Class Y


Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                         none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                      none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.75%
--------------------------------------------------------------------------------
Other Expenses                                                    0.36%
Total Operating Expenses                                          1.11%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Example


--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Share Class         1 Year         3 Years        5 Years        10 Years
Class Y shares      $113           $353           $612           $1,352
--------------------------------------------------------------------------------




Management fees are payable to Lord Abbett for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


16 The Funds

                                                          Small-Cap Value Series



GOAL / PRINCIPAL STRATEGY

     The Fund's investment objective is long-term capital appreciation.

     To pursue this goal, the Fund invests primarily in equity securities of small companies with market capitalizations of less than $1 billion. Typically, in choosing stocks, we look for companies using

     o quantitative research to evaluate various criteria, including the price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow.

     o fundamental research to assess the dynamics of each company within its industry and within the economy. We evaluate the company's business strategies by assessing management's ability to execute those strategies, and by evaluating the adequacy of its financial resources.

     Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected by using fundamental investment analysis. The Fund may invest up to 35% of its total assets in the securities of larger companies. Companies in which the Fund is likely to invest may have more limited product lines, markets or financial resources and may lack management depth or experience as compared with companies with larger market capitalizations. The Fund may invest up to 35% of its assets in foreign securities.

     While typically fully invested, we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, such as market risk.The value of your investment in the Fund will fluctuate in response to movements in the securities markets in general and to the changing prospects of individual companies in which the Fund invests. In addition, the Fund is subject to the risks of investing in foreign securities and in the securities of small companies.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management, limited product lines, unproven track records, and limited financial resources. Their securities may carry increased market, liquidity, and other risks.

     Foreign securities may present risks not typically associated with domestic securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets which may increase the degree of market risk associated with them. Foreign securities may also be subject to liquidity, currency and political risk. Foreign investments may be affected by changes in currency rates or currency controls. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.


We or the Fund refers to Small- Cap Value Series of Lord Abbett Research Fund, Inc.

About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Large   companies  are   established   companies  that  are  considered   "known
quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Small companies often are new and less established, with a tendency to be faster-growing but more volatile and less liquid than large companies.



You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.



                                                                    The Funds 17

                                                          Small-Cap Value Series



PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1998 - -7.2%
1999 - 8.6%

Best Quarter   4th Q `98  19.6%               Worst Quarter   3rd Q `98   -24.1%
--------------------------------------------------------------------------------

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999

--------------------------------------------------------------------------------

Share Class                                1 Year             Since Inception(2)
Class Y shares                              8.57%                    .76%
--------------------------------------------------------------------------------
Russell 2000 Index(1)                      21.26%                   8.70%(3)
--------------------------------------------------------------------------------

(1) Performance for the unmanaged Russell 2000 Index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(2)  The date of inception for Class Y shares is 12/30/97.
(3) This represents total return for the period 12/30/97 - 12/31/99, to correspond with Class Y inception date.



18 The Funds

                                                          Small-Cap Value Series


FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
                                                                  Class Y


Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                         none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                      none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                0.75%
--------------------------------------------------------------------------------
Other Expenses                                                    0.44%
Total Operating Expenses                                          1.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class         1 Year         3 Years        5 Years        10 Years
Class Y shares      $121           $378           $654           $1,443
--------------------------------------------------------------------------------




Management fees are payable to Lord Abbett for the Fund's investment management.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                    The Funds 19

                                YOUR INVESTMENT


PURCHASES


     Class Y shares. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive and accept your purchase order submitted in a proper form. No sales charges apply.

     We reserve the right to withdraw all or part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     Who May Invest? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such entities or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Fee Based Programs"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail securities business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund you selected (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million except for Mutual Fund Fee Based Program, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.


     Buying Shares Through Your Dealer. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     Buying Shares By Wire. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Funds. Accordingly, each Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice.



20 Your Investment
     and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number:
     9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.


REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the Funds at 800-821-5129.

     By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, each Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.



DISTRIBUTIONS AND TAXES


     The Funds normally pay dividends from their net investment income as follows: quarterly, for the Affiliated Fund; monthly, for the High Yield Fund; semi-annually, for the Large-Cap Series; and annually, for Growth Opportunities Fund, International Series and Small-Cap Value Series. Each
     Fund distributes net capital gains (if any) as "capital gains distributions" on an annual basis. Your distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Funds, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you.




Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an Eligible Guarantor.


                                                              Your Investment 21

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     We offer the following shareholder services:

     Telephone Exchange Privilege. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Funds.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


MANAGEMENT


     The Funds' investment adviser is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $33 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Each Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. Lord Abbett is entitled to a monthly fee based on the Affiliated Fund's average daily net assets for each month as follows:

             .50 of 1% on the first $200 million in assets
             .40 of 1% on the next $300  million
             .375 of 1% on the next $200 million
             .35 of 1% on the next $200 million
             .30 of 1% on the Fund's assets over $900 million

     Lord Abbett is entitled to a monthly fee based on the following Funds' average daily net assets for each month as follows: .90% of 1% for Growth Opportunities Fund; .60 of 1% for High Yield Fund; and .75 of 1% for each of the International Series, Large-Cap Series and Small-Cap Series.For the Funds' most recent fiscal years, the fees paid to Lord Abbett were at an annual rate of .31 of 1% for Affiliated Fund and .75 of 1% for each of International Series, Large-Cap Series and Small-Cap Value
     Series. Lord Abbett waived its entire management fees and subsidized a portion of the other expenses for the Growth Opportunities Fund and High Yield Fund. Each Fund pays all expenses not expressly assumed by Lord Abbett.

     Portfolio Managers. Lord Abbett uses teams of portfolio managers and analysts acting together to manage the Funds' investments.

     Affiliated Fund and Large-Cap  Series.  The senior members of the team are:
     Thomas  Hudson Jr.,  Partner of Lord Abbett;  Robert G. Morris,  Partner of
     Lord Abbett; and Eli M. Salzman, Portfolio Manager. Messrs. Hudson and Morris have been with Lord Abbett since 1982 and 1991, respectively. Mr. Salzman joined Lord Abbett in 1997; and previously he was a Vice President with Mutual of America Capital Corp. since 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1986 to 1997.



Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


22 Your Investment

     Growth Opportunities Fund. Stephen J. McGruder, Partner of Lord Abbett, heads the Fund's team, the other senior member of which is Frederic D. Ohr. Mr. McGruder has been with Lord Abbett since 1995. Prior to joining Lord Abbett, Mr. McGruder served as Vice President of Wafra Investment Advisory Group, a private investment company from 1988 to 1995. Mr. Ohr joined Lord Abbett in 1998. Before joining Lord Abbett, Mr. Ohr was a Vice President and Senior Analyst with Chase Asset Management from 1991 to 1998. The Fund is a portfolio of Lord Abbett Research Fund, Inc.

     High Yield Fund. Christopher J. Towle, Partner of Lord Abbett, heads the Fund's team, the other senior members of which are Michael Goldstein, Richard Szaro and Thomas Baade. Messrs. Towle and Szaro joined Lord Abbett in 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since April 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse BEA Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors. The Fund is a portfolio of Lord Abbett Investment Trust.


     International Series. Christopher J. Taylor is Managing Director of the sub-adviser of the Fund, Fuji-Lord Abbett International Ltd., of which Lord Abbett is a minority owner (formerly named Fuji Investment Management Co. (Europe) Ltd.). Mr. Taylor heads the team, the senior member of which is David Shaw, U.K. Equity Fund Manager. Mr. Shaw joined Fuji-Lord Abbett International Ltd. in 1999 and previously was U.K. Fund Manager at National Provident Institutions Asset Management from 1996 to 1999, a Senior Investment Analyst at NatWest Investment Management from 1995 to 1996, and was UK Investment Analyst at United Friendly Asset Management from 1992 to 1995. Mr. Taylor has been employed by the sub-adviser and its predecessor companies since 1987.



     Small-Cap Value Series. Robert P. Fetch, Partner of Lord Abbett, heads the Fund's team, the other senior member of which is Gregory M. Macosko. Mr. Fetch joined Lord Abbett in 1995; prior to that, he was was a Managing Director of Prudential Investment Advisors from 1983 to 1995. Mr. Macosko joined Lord Abbett in 1996; prior to that he was an Equity Analyst with Quest Advisory Service from 1991 to 1996.


                                                              Your Investment 23

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Funds, and their risks.


     Adjusting Investment Exposure. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. Each Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.



     Closed-End Investment Companies. Each of the Growth Opportunities Fund, International Series, Large-Cap Series and Small-Cap Value Series may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission. Each of the Growth Opportunities Fund, Large-Cap Value Series and Small-Cap Series may not invest more than 5% of its assets in closed-end investment companies.

     Diversification. Each Fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. This does not apply to U.S. government securities.

     Depository Receipts. The International Series and the Small-Cap Value Series may invest in Depository Receipts which are securities, typically issued by a financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. Generally, Depository Receipts in registered form are designed for use in U.S. securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States.These Funds' may invest in sponsored and unsponsored Depository Receipts. For purposes of the International Series' investment policies, investments in Depository Receipts will be deemed to be investments in the underlying securities.


     Equity Securities. Each Fund other than the High Yield Fund invests primarily in equity securities. The High Yield Fund may invest up to 20% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.

     Emerging Countries Risk. The International Series may invest in emerging country securities. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government



24 For More Information
     regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investing in the securities of issuers located in certain emerging countries may involve a risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. These risks are not normally associated with investments in more developed countries.

     Futures Contracts and Options on Futures Contracts.The High Yield Fund, Growth Opportunities Fund, International Series and Large-Cap Series may engage in financial futures transactions. A financial futures transaction is an exchange-traded contract to buy or sell a standard quantity and quality of a financial instrument or index at a specific future date and price. The High Yield Fund may not invest more than 5% of its assets in such transactions. The Growth Opportunities Fund, International Series and Large-Cap Series will not enter into such transactions, if the aggregate market value of the securities covered by such contracts exceeds 50% of each such Fund's total assets.

     The Small-Cap Value Series may not purchase or sell stock index futures if, immediately after a purchase or sale, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Small-Cap Value Series will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Small-Cap Value Series' net assets.

     A Fund's ability to enter into financial transactions is limited by certain tax requirements in order to qualify as a regulated investment company.

     Foreign Currency Transactions The Growth Opportunities Fund, International Series and the Small-Cap Value Series may purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although these Funds do not normally engage in extensive currency hedging, they may use foreign currency transactions to seek to protect against anticipated changes in future foreign currency exchange rates. It may be difficult or impractical to hedge currency risk in many emerging countries.

     In addition, the International Series may enter into such transactions to seek to increase total return, which is considered a speculative practice. The Fund generally would not enter into a forward contract with a term greater than one year. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

     The use of foreign currency transactions is subject to the general risk that the portfolio managers will not accurately predict currency movements, and the Funds' returns could be reduced. In addition, forward foreign currency exchange contracts and other privately negotiated currency instruments offer less protection against defaults than is available for currency instruments traded on an exchange. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time, causing the NAV of the Fund involved to fluctuate.
     Currency exchange rates may be affected unpredictably by the intervention of U.S. or foreign governments or



                                                         For More Information 25
     central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


     Foreign Securities. The Affiliated Fund and High Yield Fund will limit their investments in foreign securities to 10% and 20%, respectively, of their total assets. The International Series may invest all of its assets in foreign securities; the Growth Opportunities Fund and Small-Cap Value Series will limit their investments in foreign securities to 35% of their respective total assets. The Large-Cap Series may invest up to 10% in foreign securities. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. A Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not purchase or sell Fund shares.


     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls.Certain foreign countries may limit a Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes,and political or social instability which could affect investments in those countries.


     Investment Funds. The International Series may invest (normally not more than 5% of the Fund's total assets) in investment funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

     Investment Grade Debt Securities. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality.

     Options Transactions. The Growth Opportunities Fund, High Yield Fund, International Series and Small-Cap Value Series may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges.

     A put option gives the buyer of the option the right to sell, and the seller of the option the obligation to buy, the underlying instrument during the option period. Each of the three Funds listed above may write only covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. Each will not purchase an option if, as a result of such purchase, more than 20% (in the case of the Growth Opportunities Fund and Small-Cap Value Series) and 5% (in the case of the International Series) of its net assets would be invested in premiums for such options.




26 For More Information

     A call option gives the buyer of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument.

     All Funds may write (sell) only "covered" options. This means that Fund may only sell call options on securities which the Fund owns. When a Fund writes a call option it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.The Affiliated Fund, Growth Opportunities Fund, International
     Series and Large-Cap Series will only write "covered" call options on securities having an aggregate market value not to exceed 10% of the Affiliated Fund's assets or 5% of the Growth Opportunities Fund, International Series' and Large-Cap Series' assets.

     The High Yield Fund will only write covered call options and secured put options on securities having an aggregate market value not to exceed 25% of the High Yield Fund's assets.

     Risks of Futures Contracts and Options Transactions. A Fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if the portfolio managers are incorrect in their expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the International Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


     Portfolio Securities Lending. Each Fund may lend securities to broker-dealers and financial institutions, as a means of earning income.
     This practice could result in a loss or delay in recovering a Fund's securities, if the borrower defaults. The Affiliated Fund, High Yield Fund and International Series will limit their securities loans to 30% of their total assets, while the Growth Opportunities Fund, Large-Cap Series and Small-Cap Value Series will limit their securities loans to 5% of their total assets.

     Repurchase Agreements. Each Fund may enter into Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a Fund could lose money.

     When-Issued or Delayed Delivery Securities. Each Fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A Fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a Fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the Fund's portfolio.



GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


                                                         For More Information 27

GLOSSARY OF SHADED TERMS

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     Eurodollar. Eurodollars are U.S. currency held in banks outside the United States, mainly in Europe, and commonly used for settling international transactions. Some securities are issued in Eurodollars--that is, with a promise to pay interest in dollars deposited in foreign bank accounts.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).


     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.



RECENT PERFORMANCE


     The following is a discussion of recent performance for the twelve month period ending each Fund's respective fiscal year.

     Affiliated Fund. The past fiscal year which ended October 31, 1999 was characterized by continued overall strength in both the broad equity market and the U.S. economy. Low interest rates and a deceleration in earnings have driven the U.S. equity market for the last two and one-half years. This environment favored a very select group of large stocks that have had stable earnings growth. Rather than venturing into "unknown" waters, investors stayed the course and continued to purchase names familiar to them, remaining with companies that exhibited strong earnings stories. The result, however, is that many of the larger, more well-known growth names have become, in our opinion, quite expensive.

     In anticipation of an improvement in the global economy, we made an early entry into the energy sector, a strategy that paid off well for the Fund. In our view, the rise in oil prices initiated by OPEC, coupled with solid fundamentals for many energy companies, helped to boost this sector. In addition, the technology sector continued to outperform the general market. However, despite strong performance by a number of holdings in this sector, we recently began to reduce our exposure to technology, as prices began to reach the upper end of our valuation discipline. We reinvested a good portion of the proceeds from those sales into more traditional cyclical sectors such as paper, chemicals and aluminum, and anticipate these areas will benefit from a rise in commodity prices as the global economy strengthens.



28 For More Information

     In addition, we have started to focus some attention toward the property and casualty insurance sector during this period, and will continue to seek out companies in this market segment that display improving fundamentals. At the same time, we are generally underweighted in financial companies, which has worked to our advantage since many of these stocks continued to struggle during this period as interest rates increased. We believe there is only a small chance that U.S. interest rates will continue to climb. This view, coupled with the fact that many financial service companies have solid fundamentals, will likely result in an increase in our exposure to the financial services area.

     Growth Opportunities Fund. The stock market rebounded sharply in the fourth quarter ended November 30, 1999, with stocks of small- and mid-sized growth companies asserting their leadership versus large company growth stocks. Despite their strong fourth quarter rally, small- and mid-cap stocks remained relatively cheap on a price-to-earnings basis, often trading at a discount to large-cap stocks. In addition, the average small- and mid-cap growth company offered higher rates of expected earnings growth than the average large-cap company, confirming the opportunities that exist in this segment of the market.

     During the period, we focused on increasing portfolio diversification both across and within sectors. The Fund's investments in technology companies continued to be significant positive contributors. The Fund's technology holdings included companies from many diverse areas, such as telecommunication services, software developers, and select equipment manufacturers. We increased our emphasis on technology-related companies, all of which turned out strong performances during the fourth quarter. The ever-increasing demand for wireless communication services and products and increased broadband access has benefited several of the portfolio's major holdings.

     Stock performance for many companies in the financial and healthcare services sectors continued to be disappointing, but the Fund was not hurt significantly, as our weightings in these sectors has been relatively moderate. While healthcare services companies continued to suffer from government and managed care-mandated price reductions, select pharmaceutical companies entered into a new era of profitability as new products were introduced to the market.

     High Yield Fund. Lord Abbett High Yield Fund's strategy is to build a portfolio of high-yield bonds from companies with strong earnings that are well managed and are undervalued relative to their fundamentals. In the fiscal year ended November 30, 1999, we continued to find value among companies in the cable, media, technology and telecommunications industries. With ongoing consolidation in these sectors, many companies exhibit strong earnings potential due to the growth in data, video and voice services. We increased our exposure to certain basic industries such as paper companies, and increased our multinational technology manufacturing and semiconductor holdings, which exhibited visible price improvements and have the potential to benefit from global economic growth. We remained underweighted in financial companies (e.g., banking, insurance), retail companies and other consumer-oriented companies that were hurt by fierce competition in their respective industries.

     International Series. During the last months of 1998, many of the world's financial markets began to signal a possible recovery from a two-year period of financial crisis and global deflation. By mid 1999, it became apparent that this recovery was real, as economic indicators pointed to a new phase of global economic expansion.

     In the international equity markets, Europe, which remained subdued throughout much of the period, rallied when recession fears proved false. In addition, many European companies posted better-than-expected earnings growth in late 1999 due to a solid local economy and a weak euro, relative to the dollar and the yen, which boosted



                                                         For More Information 29
     exports. Japan, which benefited from a series of economic initiatives during the period, continued to show signs of improvement, as it attracted overseas money on the strength of its apparent recovery and its relative importance to international investors.

     In its fiscal year ended October 31, 1999, the Fund continued to implement its investment strategy of focusing on attractively priced, industry-dominant companies with global leadership potential. During the period, the Fund remained overweighted in European and Canadian companies that demonstrated superior corporate earnings growth rates and attractive valuation levels relative to many companies in the Far East and emerging markets. In general, we limited our exposure to Japanese companies in traditional, old-style industries such as steel, chemicals and paper, because we believe they require further corporate restructuring. In addition, the sluggishness of Japan's overall economy does not bode well for those industries. However, the Fund has invested in select Japanese companies within new-style industries, such as telecommunications and software. Indeed, a handful of these high-tech issues have accounted for the majority of recent gains in the Japanese markets.

     Large-Cap Series. We attribute the solid performance of your portfolio in the fiscal year ended November 30, 1999 to several factors. First, the new era of technology-related telecommunications spawned several winning stocks for the portfolio. Second, we sharply reduced our exposure to the consumer non-cyclical sector, a group whose performance was poor for the year. Third, we increased our allocation in the basic materials sector (aluminum, paper, chemicals, etc.), as we believe this sector contains significant value.

     Amidst merger and acquisition activity, the performance of the financial sector weakened in 1999. Valuations suffered as acquiring banks eventually found it hard to both cut costs and grow revenue. Intense competition forced downward earnings revisions in the group and some of our holdings suffered as a result.

     Small-Cap Value Series. Our exposure to technology and telecommunications stocks helped the overall performance of the portfolio in the fiscal year ended November 30, 1999. Additionally, the portfolio benefited from the purchase of several hardware technology stocks that were depressed earlier in the year, but performed quite well as the year progressed. When these stocks hit the target prices we had set, they were sold and the proceeds were used to invest in other parts of the technology sector such as software and information technology services.

     Despite prospects of continuing consolidation, we remained significantly underweighted in the financial sector. This paid off later as disappointing earnings drove small-cap financial stocks down.



30 For More Information

                                                                 Affiliated Fund


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.



--------------------------------------------------------------------------------
                                                          Class Y Shares
                                            ------------------------------------
                                                   Year Ended October 31,


Per Share Operating Performance:                 1999                1998(c)

Net asset value, beginning of year              $14.57               $15.44
Income from investment operations
 Net investment income                             .26(e)               .15
 Net realized and unrealized gain
  (loss) on investments                           2.65                 (.89)
Total from investment operations                  2.91                 (.74)
Distributions
 Dividends from net investment income             (.28)                (.13)
 Distributions from net realized gain             (.95)                 --
 Total distrutions                                (1.23)               (.13)
Net asset value, end of year                    $16.25               $14.57
Total Return(a)                                  21.15%               (4.77)%(d)
Ratios to Average Net Assets:
Expenses(b)                                        .43%                 .24%(d)
 Net investment income                             1.67%                1.03%(d)


--------------------------------------------------------------------------------
                                                    Year Ended October 31,
                                            ------------------------------------
Supplemental Data For All Classes:               1999                   1998
Net Assets, end of year (000)                 $10,080,754          $8,520,603
--------------------------------------------------------------------------------
Portfolio turnover rate                         62.30%                56.49%
--------------------------------------------------------------------------------

(a)  Total  return assumes the reinvestment of all distributions.
(b) The ratios for 1999 and 1998 include expenses paid through an expense offset arrangement.
(c)  From March 27, 1998 (commencement of offering) to October 31, 1998.
(d)  Not annualized.
(e)  Calculated using average shares outstanding during the period.



                                                        Financial Information 31

                                                                 Affiliated Fund


Line Graph Comparison


     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the S&P 500(R) Index and S&P Barra Value Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

          NAV       MAX           S&P500          S&P Barra
          10000     9422           10000          10000
          9243      8709           9252           8802
          11831     11147          12344          11502
          13057     12301          13572          12456
          15377     14488          15596          15465
          16400     15452          16198          15804
          19756     18614          20476          19444
          24244     22937          25406          24229
          30623     28853          33562          31425
          33769     31816          40949          35117
          40756     38400          51456          41793
--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                  1 Year               5 Years              10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)        13.70%                18.55%                   14.40%
--------------------------------------------------------------------------------
Class B(4)        14.87%                   -                     19.26%
--------------------------------------------------------------------------------
Class C(5)        18.80%                   -                     19.86%
--------------------------------------------------------------------------------
Class P(6)        20.51%                   -                     13.71%
--------------------------------------------------------------------------------
Class Y(7)        21.15%                                          9.36%
--------------------------------------------------------------------------------


(1)  Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices, particularly that of the S & P 500(R) index, is not necessarily representative of the Fund's performance.

(3) This shows total return which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1999 using the SEC-required uniform method to compute total return.

(4) The Class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for life of the class).

(5) The Class C shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and )% (for the life of the class).

(6) The Class P shares were first offered on 12/8/97. Performance is at net asset value.

(7) The Class Y shares were first offered on 3/27/98. Performance reflects the deduction of a CDSCof 1% (for 1 year) and 0% (for the life of the class).



32 Financial Information

                                                            Growth Opportunities



FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


------------------------------------------------------------------------------
                                                        Class Y Shares
                                              --------------------------------
                                                    Year Ended November 30,
Per Share Operating Performance:                            1999(a)
Net asset value, beginning of period                        $12.76
Income from investment operations
 Net investment income                                         .09(d)
 Net realized and unrealized
  gain on investments                                         6.09
Total from investment operations                              6.18
Net asset value, end of period                              $18.94

Total Return(b)                                              48.43%(c)
Ratios to Average Net Assets:
 Expenses, including waiver and reimbursements                 .06%(c)
 Expenses, excluding waiver and reimbursements                1.27%(c)
 Net investment income (loss)                                  .62%(c)

------------------------------------------------------------------------------
                                                    Year Ended November 30,
                                                 ------------------------------
Supplemental Data For All Classes:                           1999
Net Assets, end of year (000)                               $59,647
------------------------------------------------------------------------------
Portfolio turnover rate                                     104.87%
------------------------------------------------------------------------------

(a) From December 9, 1998 (commencement of operations of Class Y shares).
(b)  Total  return assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Calculated using average shares outstanding during the period.



                                                        Financial Information 33

                                                            Growth Opportunities


LINE GRAPH COMPARISON


     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell Mid-Cap Growth Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
10000     10000
10180     10524
13011     12581
16772     14962
17729     16189
26600     23040

--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999

                                         1 Year                   Life
--------------------------------------------------------------------------------
Class A(2)                               41.40%                  26.62%
--------------------------------------------------------------------------------
Class Y(3)                               50.44%                  73.61%
--------------------------------------------------------------------------------

(1) Performance for the unmanaged Russell Mid-Cap Growth Index does not reflect any fees or expenses.

(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending November 30, 1999 using the SEC-required uniform method to compute total return. The Class A share inception date is 8/1/95.

(3)  The Class Y shares were first offered on 12/30/98.


34 Financial Information

                                                                 High Yield Fund



FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


--------------------------------------------------------------------------------
                                                          Class Y Shares
                                                   -----------------------------
                                                      Year Ended November 30,

Per Share Operating Performance:                              1999(a)
Net asset value, beginning of year                            $10.36
Income from investment operations
 Net investment income                                           .55
 Net realized and unrealized loss on investments                (.62)
Total from investment operations                                (.07)
Distributions
 Dividends from net investment income                          (.56)
Net asset value, end of year                                   $9.73
Total Return(b)(c)                                              (.59)%
Ratios to Average Net Assets:(c),(d)
 Expenses, including waiver and reimbursements                    --
 Expenses, excluding waiver and reimbursements                   .51%
 Net investment income                                          5.59%



--------------------------------------------------------------------------------
                                                      Year Ended November 30,
                                                  ------------------------------
Supplemental Data For All Classes:                             1999
Net Assets, end of year (000)                                 $28,689
--------------------------------------------------------------------------------
Portfolio turnover rate                                      109.57%
--------------------------------------------------------------------------------

(a)  From May 4, 1999 (commencement of operations).
(b)  Total  return assumes the reinvestment of all distributions.
(c)  Not annualized.
(d)  Calculated using average shares outstanding during the year.



                                                        Financial Information 35

                                                                 High Yield Fund



Line Graph Comparison

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in both the Merrill Lynch High Yield Master Index and the First Boston High Yield Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
NAV       Merrill        First Boston
10000     10000          10000
10146     10099          10094
10194     10022          10073
10343     10108          10164
10585     10266          10277
10304     10176          10282
10390     10191          10287
10284     10091          10196
10284     10149          10117
10309     9990           10068
--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999

                                         1 Year                   Life
--------------------------------------------------------------------------------
Class A(2)                                5.71%                  18.74%
--------------------------------------------------------------------------------


(1)  Performance for each unmanaged index does not reflect any fees or expenses.
(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending November 30, 1999 using the SEC-required uniform method to compute total return. Because Class Y has less than one year of performance, the total returns shown are for Class A shares. Returns for Class Y shares are expected to be somewhat higher than those of Class A shares because Class Y shares have lower expenses. The Class A share inception date is 8/1/95.



36 Financial Information

                                                            International Series


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended October 31, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


--------------------------------------------------------------------------------
                                                            Class Y Shares
                                              ----------------------------------
                                                   Year Ended October 31,
Per Share Operating Performance:                 1999              1998(a)
Net asset value, beginning of year              $12.41             $11.28
Income (loss) from investment operations
 Net investment income(d)                           .12                .15
 Net realized and unrealized gain on
  investments and foreign currency holdings       1.56                .98
Total from investment operations                  1.68               1.13
Distributions
 Dividends from net investment income             (.07)               --
 Distributions from net realized gain             (.02)               --
Net asset value, end of year                    $14.00             $12.41
Total Return(b)                                  13.65%             10.02%(c)
Ratios to Average Net Assets:
 Expenses                                         1.20%(e)            .84%(c)
 Net investment income                             .86%              1.11%(c)



--------------------------------------------------------------------------------
                                                     Year Ended October 31,
                                        ----------------------------------------
Supplemental Data For All Classes:               1999               1998
Net Assets, end of year (000)                  $213,087           $153,033
--------------------------------------------------------------------------------
Portfolio turnover rate                          75.15%             20.52%
--------------------------------------------------------------------------------

(a)  From December 30, 1997 (commencement of offering).

(b)  Total  return assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Calculated using average shares outstanding during the year.

(e)  The ratio includes expenses paid through an expense offset arrangement.


                                                        Financial Information 37

                                                            International Series
GRAPHIC OMITTED

LINE GRAPH COMPARISON
NAV       MSCI EAFE
10000
10047     10000
10174     9652
10609     9812
10673     9850
10662     9905
10938     10551
11224     11136
11245     11319
10874     10475
11553     11064
11521     10217
11325     10114
12027     10205
12558     10675
13601     11362
14877     11715
15517     11809
16003     11755
15610     11847
15631     11970
13398     10489
12643     10170
13175     11233
14909     13859


     Immediately  below  is a  comparison  of a  $10,000
     investment in Class A shares to the same investment in the Morgan Capital International Stanley
     European, Australasia and Far East Index("MSCI EAFE Index"), assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending October 31, 1999

                                         1 Year                   Life
--------------------------------------------------------------------------------
Class A(2)                               14.36%                  15.76%
--------------------------------------------------------------------------------
Class Y(3)                               13.65%                  12.92%
--------------------------------------------------------------------------------


(1) Performance for the unmanaged index does not reflect any fees or expenses. Performance for this index begins on 12/31/96.
(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending October 31, 1999 using the SEC-required uniform method to compute total return.The Class A share inception date is 12/13/96.
(3)  The Class Y shares were first offered on 12/30/97.



38 Financial Information

                                                                Large-Cap Series



FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


------------------------------------------------------------------------------
                                                        Class Y Shares
                                              --------------------------------
                                                    Year Ended November 30,
Per Share Operating Performance:                            1999(c)

Net asset value, beginning of period                        $25.21
Income from investment operations
 Net investment income(a)                                      .04
 Net realized and unrealized gain on investments               .09
Total from investment operations                               .13
Distributions
 Dividends from net investment income                         (.04)
Net asset value, end of year                                $25.30
Total Return(b)(d)                                             .52%
Ratios to Average Net Assets:(d)
 Expenses                                                      .63%(e)
 Net investment income                                         .15%


------------------------------------------------------------------------------
                                                    Year Ended November 30,
                                               --------------------------------
Supplemental Data For All Classes:                           1999

Net Assets, end of year (000)                              $256,003
------------------------------------------------------------------------------
Portfolio turnover rate                                     60.59%
------------------------------------------------------------------------------

(a)  Calculated using average shares outstanding during the period.

(b)  Total  return assumes the reinvestment of all distributions.

(c)  From May 4, 1999, commencement of offering of Class Y shares.

(d)  Not annualized.

(e)  The ratio includes expenses paid through an expense offset arrangement.



                                                        Financial Information 39

                                                                Large-Cap Series



LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the S&P500(R) Index and S&P Barra Value Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
NAV       S&P 500        S&P BARRA
10000     10000          10000
10599     10702          10363
12478     11781          12303
13502     11903          12283
17934     16299          16575
22642     20838          21127
27142     26777          26425
30790     33118          29926
36023     40037          33652
--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999

                               1 Year           5 Years            Life
--------------------------------------------------------------------------------
Class A(2)                     10.30%           20.26%            17.73%
--------------------------------------------------------------------------------



(1) Performance for each unmanaged index does not reflect fees or expenses. Performance for these indices begins on 6/30/92.
(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending November 30, 1999 using the SEC-required uniform method to compute total return. Because Class Y has less than one year of performance, the total returns shown are for Class A shares. Returns for Class Y shares are expected to be somewhat higher than those of Class A shares because Class Y shares have lower expenses. The Class A share inception date is 6/3/92.



40 Financial Information

                                                          Small-Cap Value Series


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


--------------------------------------------------------------------------------
                                                          Class Y Shares
                                               ---------------------------------
                                                   Year Ended November 30,
Per Share Operating Performance:                  1999              1998(a)
Net asset value, beginning of period              $14.40            $16.34
Income (loss) from investment operations
 Net investment loss(b)                             (.07)             (.01)
 Net realized and unrealized gain
  (loss) on investments                             1.38             (1.93)
Total from investment operations                    1.31             (1.94)
Distributions
 Distributions from net realized gain                    --                --
Net asset value, end of year                      $15.71            $14.40
Total Return(c)                                     9.10%           (11.87)%(d)
Ratios to Average Net Assets
Expenses                                            1.19%(e)           .96%(d)
 Net investment loss                                (.47)%(e)         (.05)%(d)


--------------------------------------------------------------------------------
                                                  Year Ended November 30,
                                        ---------------------------------------
Supplemental Data For All Classes:                 1999             1998
Net Assets, end of year (000)                    $460,549         $515,379
--------------------------------------------------------------------------------
Portfolio turnover rate                           83.93%           67.86%
--------------------------------------------------------------------------------

(a)  From December 30, 1997 (commencement of offering).
(b)  Calculated using average shares outstanding during the period.
(c)  Total return assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  The ratio includes expenses paid through an expense offset arrangement.



                                                        Financial Information 41

Small-Cap Value Series


LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 2000 Index, assuming reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

NAV       RUSSELL 2000
10000     10000
8813      9177
9614      10615
--------------------------------------------------------------------------------
             Average Annual Total Return At Maximum Applicable
           Sales Charge For The Periods Ending November 30, 1999

                                         1 Year                   Life
--------------------------------------------------------------------------------
Class A(2)                                2.60%                  12.61%
--------------------------------------------------------------------------------
Class Y(3)                                9.10%                  -2.03%
--------------------------------------------------------------------------------


(1) Performance for the unmanaged Russell 2000 Index does not reflect any fees or expenses. Performance of this index begins on 12/31/95.
(2) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending November 30, 1999 using the SEC-required uniform method to compute total return. The Class A share inception date is 12/13/95.
(3)  The Class Y shares were first offered on 12/30/97.



42 Financial Information

     More information on these Funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT
     Describes each Fund, lists portfolio holdings and contains a letter from each Fund's manager discussing recent market conditions and each Fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).



     Lord Abbett Affiliated Fund, Inc.
     Lord Abbett Growth Opportunities Fund
     Lord Abbett High Yield Fund
     Lord Abbett Securities Trust-
      International Series
     Lord Abbett Research Fund, Inc -
      Large-Cap Series
      Small-Cap Value Series


     90 Hudson Street
     Jersey City, NJ 07302-3973
--------------------------------------------------------------------------------
     SEC file numbers: 811-5, 811-6650, 811-7988, 811-7538, 811-6650, 811-6650



To obtain information:

By telephone. Call the Funds at: 800-426-1130


By mail.  Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.



LAPROSP-Y6-1-599
(5/99)

Lord, Abbett & Co.

Statement of Additional Information                                March 1, 2000

                        Lord Abbett Affiliated Fund, Inc.

                      Lord Abbett Growth Opportunities Fund
                           Lord Abbett High Yield Fund

               Lord Abbett Securities Trust - International Series Lord Abbett Research Fund, Inc. - Large-Cap Series
             Lord Abbett Research Fund, Inc. - Small-CapValue Series

This Statement of Additional Information is not a Prospectus. A Prospectus for Class Y shares of the Funds mentioned below may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at the 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated March 1, 2000. This Statement of Additional Information, relates to Class Y shares of Lord Abbett Affiliated Fund, Inc. ("Affiliated Fund"); Lord Abbett Research Fund, Inc. - Large-Cap Series, ("Large-Cap Series"); Lord Abbett Research Fund, Inc. - Small-Cap Value Series ("Small-Cap Value Series"); Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund"); Lord Abbett Securities Trust - International Series ("International Series"); and Lord Abbett High Yield Fund ("High Yield Fund") (each individually "we" or the "Fund," and collectively the "Funds") and may be obtained from your securities dealer or from Lord Abbett Distributor at 90 Hudson Street, Jersey City, New Jersey 07302-3973.


                         TABLE OF CONTENTS                                PAGE
                1.       Investment Policies                              2
                2.       Directors (Trustees) and Officers                11
                3.       Investment Advisory and Other Services           17
                4.       Portfolio Transactions                           19
                5.       Purchases, Redemptions
                         and Shareholder Services                         20
                6.       Taxes                                            21
                7.       Performance                                      22
                8.       Information About The Funds                      23
                9.       Financial Statements                             23

                                       1.
                               Investment Policies


Fundamental Investment Restrictions. The Funds are subject to the following investment restrictions which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

(1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;
(2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);
(3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;
(4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;
(5)  buy or sell real  estate  (except  that each Fund may invest in  securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);
(6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;
(7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or
(8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, each Fund also is subject to the following non-fundamental investment policies which may be changed by the Boards of Directors (Trustees) without shareholder approval.

Each Fund may not:

(1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;
(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;
(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Boards of Directors (Trustees);

(4) invest in the securities of other investment companies as defined under the Act, except as permitted by applicable law;
(5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities);
(6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of each Fund's officers or directors (trustees) or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;
(7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);
(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;
(9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in a Fund's prospectus and statement of additional information, as they may be amended from time to time;
(10) buy from or sell to any of a Fund's officers, directors (trustees), employees, or its investment adviser any securities other than shares of a Fund;
(11) with respect to Affiliated Fund, pledge, mortgage or hypothecate its assets; however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; and
(12) with respect to High Yield Fund, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

For the year ended October 31, 1999, Affiliated Fund's portfolio turnover rate was 62.30% versus 56.49% for the prior year. For the year ended November 30, 1999, the Small-Cap Value Series' portfolio turnover rate was 83.93% versus 67.86% for the prior year; and the Large-Cap Series' portfolio turnover rate was 60.59% versus 99.14% for the prior year. For the year ended October 31, 1999, the International Series' portfolio turnover rate was 75.15% versus 20.52% for the year ended October 31, 1999. For the year ended November 30, 1999, the Growth Opportunities Fund's turnover rate was 104.87% versus 136.81% for the prior year.

With respect to the Affiliated Fund, it has no current intention to do so, but may invest in financial futures & options on financial futures.


INVESTMENT TECHNIQUES

Lending Portfolio Securities (Affiliated Fund, Growth Opportunities Fund, International Series, Large-Cap Series, Small-Cap Value Series) The Funds may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of total assets. The Funds' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities") or other permissible means. The cash or instruments collateralizing the loans of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Funds may allow to the borrower and/or a third party that is not affiliated with the Funds and is acting as a "placing broker" a part of the interest received with respect to the investment of collateral received for securities loaned. No fee will be paid to affiliated persons of the Funds.

By lending portfolio securities, the Funds can increase their income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. The Funds will comply with the following conditions whenever they loans securities: (i) the Funds must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Funds must be able to terminate the loan at any time; (iv) the Funds must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Funds may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Funds' Board must terminate the loan and regain the right to vote the securities.

Rule 144A Securities (Affiliated Fund) The Fund may invest in securities qualifying for resale to "qualified institutional buyers" under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments the Fund makes in such securities. Investments by the Fund in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Fund's liquidity during periods of decreased market interest in such securities among qualified institutional buyers.

Other Investment Policies (Affiliated Fund and Large-Cap Series) Both Funds may write covered call options which are traded on a national securities exchange with respect to securities in our portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, a Fund will forgo the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds our net premium). We also may enter into "closing purchase transactions" in order to terminate the obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. A Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in a Fund's current Prospectus.

Repurchase Agreements (International Series) The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

The Fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Fund otherwise may invest.

Warrants (International Series and Large-Cap Series) Pursuant to Texas regulations, both Funds will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities. As a matter of operating policy, we will not invest more than 5% of our net assets in rights.

Covered Call Options (International Series and Large-Cap Series) Both Funds may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Both Funds intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

The Funds' custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by Securities and Exchange Commission ("SEC") Release 10666 with respect to the Funds' assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of the Funds' commitments with respect to such written options.

Financial Futures Contracts (International Series and Large-Cap Series) Both Funds may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. Both Funds will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by its outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by it would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The International Series will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Funds' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

Options on  Financial  Futures  Contracts  (International  Series and  Large-Cap
Series) Both Funds may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. Both Funds would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that a Fund intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case the Fund would lose the premium paid therefor.

Segregated Accounts (International Series and Large-Cap Series) To the extent required to comply with Securities and Exchange Commission Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, each Fund will maintain in a segregated account at its custodian bank cash, U.S. Government and other permitted securities to cover its position.

Forward Foreign Currency Contracts (Growth Opportunities Fund, Small-Cap Value Series,) A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. Each Fund expects to enter into forward foreign currency contracts in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, each Fund will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, each Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of each Fund's portfolio securities denominated in such foreign currency or, in the alternative, each Fund may use a cross-hedging technique whereby it sells another currency which each Fund expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Each Fund does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Repurchase Agreements (Growth Opportunities Fund, Small-Cap Value Series) If a Fund enters into repurchase agreements as provided in clause (4) of the fundamental investment restrictions above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which each Fund otherwise may invest.

Foreign Currency Hedging Techniques (Growth Opportunities Fund, Small-Cap Value Series) The Funds may utilize various foreign currency hedging techniques, including forward foreign currency contracts and foreign currency put and call options.

Foreign Currency Put and Call Options (Growth Opportunities Fund, Small-Cap Value Series) The Funds also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Funds, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of each Funds' net assets.

A call option written by a Fund gives the purchaser, upon payment of a premium, the right to purchase a currency at the exercise price until the expiration of the option. The Funds may write call options on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Funds or in such cross currency (referred to above) to cover such call writing.

The Funds' custodian will segregate cash or permitted securities belonging to the Funds in an amount not less than that required by SEC Release 10666 and related policies with respect to the Funds' assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Funds. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Funds' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

Stock Options, Options on Stock Indices and Stock Index Futures (Small-Cap Value Series) The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will not (a) write puts having an aggregate exercise price greater than 25% of the Fund's total net assets; or (b) purchase (i) put options on stocks not held in the Fund's portfolio, (ii) put options on stock indices or
(iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's total net assets.

Call Options on Stock (Small-Cap Value Series) The Fund may, from time to time, write call options on its portfolio securities. The Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of it's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

Generally, the Fund intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Fund will generally not write listed covered call options when it anticipates that the market values of it's portfolio securities will increase.

One reason for the Fund to write call options is as part of a "sell discipline." If the Fund decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Fund's Management, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

Put Options on Stock (Small-Cap Value Series) The Fund may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because Fund Management believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund Management wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Fund determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same stock as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

Stock Index Options (Small-Cap Value Series) Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

Segregated Accounts (Small-Cap Value Series) If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral cash, equity securities, non-investment grade debt, short term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Small-Cap Value Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, equity securities, non-investment grade debt, treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements describe in this paragraph. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with its custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

Under regulations of the Commodity Exchange Act, investment companies registered under the Act are exempt from the definition of "commodity pool operator," provided all of the Fund's commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Fund will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

Stock Index Futures (Small-CapValue Series) The Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets.

RISK FACTORS

Risk Factors (Affiliated Fund) As stated in the Prospectus, the Fund may invest no more than 5% of its net assets (at the time of investment) in lower-rated, high-yield bonds. In general, the market for lower-rated, high-yield bonds is more limited than the market for higher-rated bonds, and because trading in such bonds may be thinner and less active, the market prices of such bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower-yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower-rated, high-yield bonds, Lord Abbett's research and analyses are an important ingredient in the selection of such bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

Risks of Transactions in Stock Options (Small-Cap Value Series) Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same Fund. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Risks of Options on Indices (Small-CapValue Series) The Fund's purchase and sale of options on indices will be subject to risks described above under "Risk of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in Fund management's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

Special Risks of Writing Calls on Indices (Small-Cap Value Series) Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures."

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held may not increase as much as the index. In such event the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction to the market would be likely to occur for only a short period or to a small degree.

Unless the Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Fund has written a call, there is also a risk that the market may decline between the time the call is written and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

Special Risks of Purchasing Puts and Calls on Indices (Small-Cap Value Series) If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

                                       2.
                        Directors (Trustees) and Officers

The Board of Directors/Trustees of each Fund is responsible for the management of the business and affairs of each Fund.

The following director/trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of thirteen other Lord Abbett-sponsored funds.

*Robert S. Dow, age 54, Chairman and President
*Mr. Dow is an "interested person" as defined in the Act.

The following outside directors/trustees are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Director/Trustee
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner Inc. (since 1998). Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H. T. Bush, Director/Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Age 61.

Robert B. Calhoun, Jr., Director/Trustee
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Age 57.

Stewart S. Dixon, Director/Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman,  Harrold,  Allen & Dixon.  (since 1990). Age
69.

John C. Jansing, Director/Trustee
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.

C. Alan MacDonald, Director/Trustee
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with eighteen of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.

Hansel B. Millican, Jr., Director/Trustee
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company (since 1991). Age 71.

Thomas J. Neff, Director/Trustee
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm (since 1976). Currently serves as Director of Ace, Ltd. (NYSE). Age 62.

                For the Fiscal Year Ended October 31, 1999 - Affiliated Fund; International Series For the Fiscal Year Ended November 30, 1999 - Growth Opportunities Fund; Large-Cap Series; Small-Cap Value
                             Series; High Yield Fund

   The following table sets forth the compensation accrued for each Fund's outside directors/trustees for their respective fiscal years.

                                        Aggregate
Name of Director               Compensation Accrued by each Fund/1

                         Affiliated     Research        Investment    Securities
                         Fund               Fund        Trust         Trust

E. Thayer Bigelow        $ 27,341       $ 1,720         $5,906        $ 1,709
William H. T. Bush*      $ 27,240       $ 1,718         $5,897        $ 1,703
Robert B. Calhoun, Jr.** $ 26,880       $ 1,695         $5,820        $ 1,680
Stewart S. Dixon         $ 27,600       $ 1,740         $5,974        $ 1,725
John C. Jansing/4        $ 26,880       $ 1,695         $5,820        $ 1,680
C. Alan MacDonald        $ 27,120       $ 1,710         $5,871        $ 1,695
Hansel B. Millican, Jr.  $ 27,120       $ 1,710         $5,871        $ 1,695
Thomas J. Neff           $ 28,046       $ 1,775         $6,095        $ 1,753

*Elected as of August 13, 1998
**Elected as of June 17, 1998

    The following table sets forth information with respect to the equity-based benefits accrued for outside directors/trustees by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1999.

                         Pension or Retirement Benefits
                         Accrued by each Fund and All Other
Name of Director         Lord Abbett-sponsored Funds/2
----------------         -----------------------------


E. Thayer Bigelow          $ 17,622
William H.T. Bush*         $ 15,846
Robert B. Calhoun, Jr.**   $ 12,276
Stewart S. Dixon           $ 32,420
John C. Jansing/4          $ 41,108
C. Alan MacDonald          $ 26,763
Hansel B. Millican, Jr.    $ 37,822
Thomas J. Neff             $ 20,313



  The following table sets forth the total compensation accrued by all Lord Abbett sponsored funds for the outside director/trustees. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director or officer.


                         For Year Ended December 31, 1999
                         Total Compensation Accrued by each Fund and
Name of Director         Thirteen Other Lord Abbett-sponsored Funds/3
----------------         --------------------------------------------

E. Thayer Bigelow                   $ 57,720
William H.T. Bush*                  $ 58,000
Robert B. Calhoun, Jr.**            $ 57,000
Stewart S. Dixon                    $ 58,500
John C. Jansing/4                   $ 57,250
C. Alan MacDonald                   $ 57,500
Hansel B. Millican, Jr.             $ 57,500
Thomas J. Neff                      $ 59,660


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. A portion of the fees payable by each Fund to its outside directors is being deferred under a plan ("equity based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.

2. The amounts were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1999 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Directors participating in the retirement plan had the option to convert their accrued benefits under the plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This table shows aggregate compensation, including directors/trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999 (including fees directors have chosen to defer) but does not include amounts accrued under the equity based plan.. The amounts of the aggregate compensation payable as of each of their respective 1999 fiscal year ends deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were:

For Affiliated Fund, the aggregate compensation payable by the Fund as of October 31, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $177,464; Mr. Bush, $1,512; Mr. Calhoun, Jr., $39,595; Mr. Dixon,
$337,337;
Mr. Jansing, $575,176; Mr. MacDonald, $422,105; Mr. Millican, $743,736; and Mr. Neff, $657,888. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of October 31, 1999 each would own, the following: Mr. Bigelow, $177,464; Mr. Bush, $1,512; Mr. Calhoun, $39,595; Mr. Dixon, $351,857; Mr. Jansing, $923,464; Mr. MacDonald, $780,769;
Mr. Millican, 743,736; and Mr. Neff, $721,255.

The amounts of the aggregate compensation payable by the Large-Cap Series as of November 30, 1999 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $1,474; Mr. Bush, $23 Mr. Calhoun, $625; Mr. Dixon, $509; Mr. Jansing,
$852; Mr. MacDonald, $462; Mr. Millican, $1474; and Mr. Neff, $1,187. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1999, each would own, the
following:  Mr. Bigelow,  ;  Mr. Bush,   ; Mr.  Calhoun,  ;  Mr. Dixon,  ;
Mr. Jansing,  ;  Mr. MacDonald,  ; Mr. Millican,
; and Mr. Neff, .

The amounts of the aggregate compensation payable by the Growth Opportunities Fund as of November 30, 1999 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $30; Mr. Calhoun, $31; Mr. Jansing, $30; Mr. Millican, $31; and Mr. Neff, $31. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1999, each would own, the following: Mr. Bigelow, ; Mr. Dixon, ; Mr. Jansing, ; Mr.
MacDonald, ; Mr. Millican, ; and Mr. Neff, .

The amounts of the aggregate compensation payable by the International Series as of November 30, 1999 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $793; Mr. Calhoun, $601; Mr. Jansing,
$657; Mr. MacDonald, $49; Mr. Millican,  $667; and Mr. Neff, $686.
If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of November 30, 1998, each would own, the following: Mr. Bigelow, ; Mr. Calhoun, ; Mr. Dixon, ;
Mr. Jansing,  ;  Mr.  MacDonald,  ;  Mr.  Millican,
; and Mr. Neff, .

For the Small-Cap Value Series,the amounts of the aggregate compensation payable by the Fund as of October 31, 1999 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $2712; Mr. Bush, $82; Mr. Calhoun, $2084;
Mr. Dixon, $157; Mr. Jansing, $2503; Mr. MacDonald, $481; Mr. Millican, $2712; and Mr. Neff, $2712. If the amounts deemed invested in Company shares were added to each director's actual holdings of Company shares as of October 31, 1999, each would own, the following: Mr. Bigelow, 183 shares; Mr. Bush, $0; Mr. Calhoun, 28 shares; Mr. Dixon, 625 shares; Mr. Jansing, 7,370 shares; Mr. MacDonald, 1,163 shares; Mr. Millican, 2,709 shares; and Mr. Neff, 3,273 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors /trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of each Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Fetch, Carper, Gerber, Hilstad, Hudson, McGruder, Morris, and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents:
Zane E. Brown, age 48 (International Series)

Robert P. Fetch, age 47 (Large-Cap Series; Small-Cap Value Series) (with Lord Abbett since 1995 - formerly Managing Director at Prudential Investment Advisors from 1983 to 1995)

Robert I. Gerber, age 45 (High Yield Fund) (with Lord Abbett since 1997 - formerly Senior Portfolio Manager at Sanford Bernstein & Co. from 1992 - 1997)

W. Thomas Hudson, Jr. age 58 (Affiliated Fund)

Robert  G.  Morris,  age  55  (Growth   Opportunities  Fund;  High  Yield  Fund;
International Series; Large-Cap Series; Small-Cap Value Series)

Stephen J. McGruder, age 56 (Growth Opportunities Fund; Large-Cap Series) (with Lord Abbett since 1995 - formerly Vice President of Wafra Securities from 1988 to 1995)

Vice Presidents:
Paul A. Hilstad, age 57, Vice President and Secretary (all Funds) (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Joan A. Binstock, age 45 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Zane E. Brown, age 48 (Large-Cap Series; Small-Cap Value Series)

Daniel E. Carper, age 48 (all Funds)

Timothy Horan, age 45 (International Series) (with Lord Abbett since 1996 - formerly Senior Manager at Credit Suisse from 1994 to 1995; prior thereto Vice President at Aubrey G. Lanston & Co. from 1992 to 1994)

Lawrence H. Kaplan, age 43, Vice President and Assistant Secretary (all Funds) (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997; prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Jerald Lanzotti, age 32 (International Series)

Gregory M. Macosko, age 52 (Large-Cap Series; Small-Cap Value Series) (with Lord Abbett since 1997 - formerly Analyst with Royce Associates from 1991 to 1997)

Robert G. Morris, age 55 (Affiliated Fund)

A. Edward Oberhaus III, age 40 (all Funds)

Tracie E. Richter, age 32 (with Lord Abbett since 1999, formerly Vice President -Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)

Fernando Saldanha, age 47 (International Series) (with Lord Abbett since 1998 - formerly Economist and Senior Financial Officer of World Bank (IBRO) from 1988 to 1998)

Eli M. Salzman, age 34 (Affiliated Fund) (with Lord Abbett since 1997 - formerly Vice President of Mutual of America Capital Corp.; prior thereto Vice President of Mitchell Hutchins Asset Mgt. from 1986 to 1996)

Christopher J. Towle, age 42 (International Series)

John J. Walsh, age 63 (all Funds); and

Treasurer:
Donna M. McManus, age 39, Treasurer (all Funds) (with Lord Abbett since 1996 - formerly a Senior Manager at Deloitte & Touche LLP).

As of February 12, 2000, our officers and directors owned as a group less than 1% of each Fund's Y shares. As of February 12, 2000, there were no record holders of 5% or more of each Fund's outstanding Y shares.

The Funds' By-Laws provide that each Fund shall not hold a meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the "Act"), or unless called by a majority of the Board of Directors (Trustees) or by shareholders holding at least one quarter of the stock of each Fund's outstanding and entitled to vote at the meeting.

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the investment manager of the Funds. Ten of the general partners of Lord Abbett are officers and/or board members of the Funds, as follows: Zane E. Brown; Daniel E. Carper; Robert S. Dow; Robert P. Fetch; Robert I. Gerber; Paul A. Hilstad; W. Thomas Hudson; Stephen J. McGruder; Robert G. Morris; Christopher J. Towle; and John J. Walsh.

The other general partners who are neither officers nor directors of the Funds are Stephen Allen, John E. Erard, Daria L. Foster, Michael B. McLaughlin, R. Mark Pennington, and Robert J. Noelke. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

The services performed by Lord Abbett are described in the Prospectus under "Management." Under its Management Agreement, Affiliated Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% of the portion of its net assets not in excess of $200,000,000;
 .4 of 1% of the portion in excess of $200,000,000, but not in excess of $500,000,000; .375 of 1% of the portion in excess of $500,000,000, but not in excess of $700,000,000; .35 of 1% of the portion in excess of $700,000,000, but not in excess of $900,000,000; and .3 of 1% of the portion in excess of $900,000,000.

Under its Management Agreement:

Growth Opportunities Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .90 of 1% of the Fund's average daily net assets. On September 15, 1999, the Fund's shareholders voted to raise the management fee to .90 of 1%.

High Yield Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .60 of 1% of its average daily net assets.

Large-Cap Series and Small-Cap Value Series are each obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of each's average daily net assets.

International Series is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1%.

The following is a summary of the Management Fee for the 1999, 1998 and 1997 fiscal years of the funds:

                                        Gross                Management             Management
   Fund             Fiscal Year     Management Fees          Fees Waived            Fees Paid
   ----             -----------     ---------------          -----------            ---------

Affiliated Fund     1999             $29,829,606             $         0             $29,829,606
                    1998             $26,317,934             $         0             $26,317,934
                    1997             $22,192,209             $         0             $22,192,209

Growth              1999             $   159,804             $   159,804             $         0
Opportunities       1998             $    16,316             $    16,316             $         0
Fund                1997             $    10,844             $    10,844             $         0

International       1999             $   139,980             $         0             $   139,980
Series              1998             $   700,368             $         0             $   700,368
                    1997             $   127,715             $         0             $   127,715


Small-Cap Value     1999             $ 3,562,324             $         0             $ 3,562,324
Series              1998             $ 4,270,210             $         0             $ 4,270,210
                    1997             $ 1,075,019             $         0             $ 1,075,019

Large-Cap           1999             $ 1,498,289             $         0             $ 1,498,289
Series              1998             $   768,947             $         0             $   768,547
                    1997             $   334,394             $         0             $   334,394


Lord Abbett has entered into an agreement with Fuji-Lord Abbett International Ltd. ("the Sub-Adviser"), under which the Sub-Adviser provides Lord Abbett with advice with respect to the International Series' assets. The Sub-Adviser is controlled by Fuji Investment Management Co. (Tokyo). Fuji Bank Limited of Tokyo, Japan ("Fuji Bank") directly owned 40% of the outstanding voting stock of the Sub-Adviser. Fuji Investment Management Co. (Tokyo) is an affiliate of Fuji Bank. Lord Abbett owns approximately 27% of such outstanding voting stock. As of November 30, 1999, the Sub-Adviser manages approximately $915 million, which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to the International Series' assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolio should be purchased, held or disposed of. The Sub-Adviser also gives advice with respect to foreign currency matters. Lord Abbett is obligated to pay the Sub-Adviser a monthly fee, based on average daily net assets for each month, at the annual rate of .375 of 1%. For the fiscal year ended October 31, 1999, October 31, 1998 and for the period December 13, 1996 (commencement of operations) to October 31, 1997, the fees paid to the Sub-Adviser by Lord Abbett were $ , $350,184 and $63,857, respectively.

Each Fund's fee is allocated among all of its classes based on each Fund's proportionate share of such daily net assets.

In addition, each Fund is obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors for each Fund and must be approved at least annually by each Fund's Board of Directors (Trustees) to continue in such capacity. They perform audit services for each Fund including the audits of financial statements included in each Fund's annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10268, is each Fund's custodian. In accordance with the requirements of Rule 17f-5, each Fund's directors (trustees) have approved arrangements permitting each Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information databases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received form brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, and are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of Lord Abbett to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

For the fiscal years ended October 31, 1999, 1998 and 1997, Affiliated Fund paid total commissions to independent dealers of $11,088,462 , $12,832,030, and $7,681,037, respectively.

For the fiscal year ended November 30, 1999, 1998 and 1997, Growth Opportunities Fund paid total commissions to independent broker-dealers of $ 91,960 , $12,741, and $3,678, respectively.

For the fiscal year ended October 31, 1999, 1998 and the period December 13, 1996 (commencement of operations) through October 31, 1997, International Series paid total commissions to independent broker-dealers of $ 380,452, $321,480 and $108,281, respectively.

For the fiscal years ended November 30, 1999, 1998, and 1997, the Large-Cap Series paid total commissions to independent broker-dealers of $395,908, $321,279 and $88,234, respectively.

For the fiscal years ended November 30, 1999, 1998, and 1997, the Small-Cap Value Series paid total commissions to independent broker-dealers of $1,492,501 $1,564,340, and $1,812,425, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors /Trustees.

The net asset value per share for the Class Y shares will be determined by taking Class Y shares net assets and dividing by shares outstanding. Our Class Y shares will be offered at net asset value.

Each Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Class Y Share Exchanges. The Prospectus describes the Telephone Exchange Privilege. You may exchange some or all of your Y shares for Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. Currently those other funds consist of Lord Abbett Investment Trust - Core Fixed Income Series, Strategic Core Fixed Income Series, Bond-Debenture Fund, Developing Growth Fund, and Mid-Cap Value Fund.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See each Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors /Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares (Affiliated Fund, Growth Opportunities Fund, High Yield Fund, Large-Cap Series, and Small-Cap Value Series), and 60 shares (International Series). Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.
                                      Taxes

The value of any shares redeemed by each Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain will generally be taxable for federal income tax purposes. Any loss realized on the disposition of a Fund's shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Each Fund will be subject to a four-percent nondeductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

The writing of call options and other investment techniques and practices which a Fund may utilize may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by each Fund. Such transactions may increase the amount of short-term capital gain realized by such Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict a Fund's ability to engage in transactions in options.

Each Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. It is generally expected that shareholders of a Fund who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by such Fund. However, if at the close of any fiscal year, more than 50% of the assets of a fund consist of stock or securities of foreign corporations, the Fund may elect to treat foreign income taxes paid by the Fund as having been paid directly by its shareholder. If a Fund makes such an election, the shareholders of the Fund will be required to (I) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata share of foreign income taxes paid by the Fund and (ii) treat such pro rata share as foreign income taxes paid by them. Such shareholders may then use such pro rata portion of foreign income taxes as foreign tax credits, subject to applicable limitations, or, alternatively, deduct them in computing their taxable income. Shareholders who do not itemize deductions for federal income tax purposes will not be entitled to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will still be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for foreign taxes paid by a Fund may be required to treat a portion of the dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that a Fund qualifies for and makes the election described above, its shareholders will be notified of the amount of
(i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of dividends which represents income from each foreign country.

Gains and losses realized by each Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If either Fund purchases shares in certain foreign investment  entities,  called
"passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect to deferred taxes arising from such distributions or gains.

If a Fund were to invest in a passive foreign investment company with respect to which a Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to a Fund.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax advisor regarding U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States gift and estate taxes to non-United States persons who own Fund shares.

                                       7.
                                Past Performance

Each Fund computes the annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in each Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Class Y share performance. Using the computation method described above, Affiliated Fund's total return for Class Y shares for the fiscal year ended October 31, 1999 was %. Small-Cap Value Series' total return for Class Y shares for the fiscal year ended November 30, 1999 %. International Series' total return for Class Y shares for the fiscal year ended October 31, 1999 was %. All of these returns are not annualized.

Our yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two.Yields for Class Y shares do not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       8.
                           Information About the Funds

Affiliated Fund is a Maryland Corporation formed in 1934. Small-Cap Value Series, Large-Cap Series and Growth Opportunities Fund are Funds of Lord Abbett Research Fund, Inc., a Maryland corporation organized in 1992. The International Series is a Fund of Lord Abbett Securities Trust, a Delaware business trust organized in 1993. The High Yield Fund is a Fund of Lord Abbett Investment Trust, a Delaware business trust organized in 1993.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.



Our Boards of Directors/Trustees have authority to create and classify shares in separate series, without further action by shareholders. To date, the Boards of Directors/Trustees have authorized five classes of shares for each Fund (Class A, B, C, P and Y). The Board of a Fund will allocate a Fund's shares among its classes from time to time. All shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further classes or series may be added to one or more of the Funds in the future. The Act requires that where more than one series exists for a Fund, each series must be preferred over all other series in respect of assets specifically allocated to such series.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as a Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule. Shareholder inquiries should be made by writing directly to your Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett Distributor.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett Affiliated Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended November 30, 1999 and the reports of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Reports to Shareholders of the Lord Abbett Research Fund, Inc. (which includes Growth Opportunities Fund, formerly, Mid-Cap Fund, Large-Cap Series, and Small-Cap Value Series), are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended October 31, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett Securities Trust (which includes International Series) are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C         OTHER INFORMATION

Item 23        Exhibits


               (a) Articles of Incorporation, Articles Supplementary. Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on March 2, 1998.
               (b) By-Laws. Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on December 18, 1998.
               (c) Instruments Defining Rights of Security Holders. Not applicable.
               (d) Investment Advisory Contracts, Management Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Lord Abbett Equity Fund, Inc. (File No. 811-6033).
               (e) Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. to the Registration Statement on Form N-1A filed on __________.
               (f) Bonus or Profit Sharing Contracts. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Lord Abbett Equity Fund (File No. 811-6033).
               (g)  Custodian Agreements. Incorporated by reference.
               (h)  Transfer Agency Agreement. Incorporated by reference.
               (i)  Legal Opinion. Filed herewith.
               (j)  Consent of Independent Auditors. Filed herewith.
               (k)  Omitted Financial Statements. Incorporated by reference.
               (l)  Initial Capital Agreements. Incorporated by reference.
               (m) Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Lord Abbett Research Fund, Inc. (File No. 811-6650).
               (n)  Financial Data Schedule Not applicable.
               (o) Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Lord Abbett Bond-Debenture Fund, Inc. (File No. 811-2145).


Item 24        Persons Controlled by or Under Common Control with the Fund
               -----------------------------------------------------------

               None.

Item 25        Indemnification
               ---------------

               The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of the directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

               The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned
               Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

               In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both
               Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or
               Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by
               (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26        Business and Other Connections of Investment Adviser
               ----------------------------------------------------

                  Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and other than acting as directors/trustees and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, or partner of any entity.

                  Investment Sub-Adviser
                  American Skandia Trust (Lord Abbett Growth & Income Portfolio)


Item 27           Principal Underwriters

         (a)      Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Equity Fund
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Investment Trust
                  Lord Abbett Mid-Cap Value Fund, Inc
                  Lord Abbett Research Fund, Inc.
                  Lord Abbett Securities Trust
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett U.S. Government Money Market Fund, Inc.

         (b)      The partners of Lord, Abbett & Co. are:

                  Name and Principal                 Positions and Offices
                  Business Address (1)               with Registrant
                  --------------------               ---------------

                  Robert S. Dow                      Chairman and President
                  Paul A. Hilstad                    Vice President & Secretary
                  Zane E. Brown                      Vice President
                  Daniel E. Carper                   Vice President
                  W. Thomas Hudson, Jr.              Executive Vice President
                  Robert G. Morris                   Vice President
                  John J. Walsh                      Vice President

                  The other general partners of Lord, Abbett & Co. who are neither officers nor directors of the Registrant are Stephen
                  I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Stephen J. McGruder, Michael McLaughlin, Robert J. Noelke, R. Mark Pennington and Christopher Towle.


                  Each of the above has a principal business address:
                  90 Hudson Street, Jersey City, NJ 07302


         (c)      Not applicable

Item 28           Location of Accounts and Records
                  --------------------------------

                  Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.


                  Lord, Abbett & Co. maintains the records required by Rules 31a
                  - 1(f) and 31a - 2(e) at its main office.

                  Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29           Management Services
                  -------------------

                  None


Item 30           Undertakings
                  ------------

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                  The registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES



                    Pursuant to the  requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule
               485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of Jersey City, and State of New Jersey on the 1st of March.



                                               BY:
                                                          /s/Lawrence H. Kaplan
                                                          ---------------------
                                                          Lawrence H. Kaplan
                                                          Vice President

                                                         /s/ Donna M. McManus
                                                         ----------------------
                                                         Donna M. McManus

                                               LORD ABBETT AFFILIATED FUND, INC.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                          Title                            Date
----------                          -----                            ----



                                Chairman, President
/s/Robert S. Dow*               and Director/Trustee           March 1, 2000
------------------              --------------------           -----------------
Robert S. Dow

/s/ E. Thayer Bigelow*          Director/Trustee               March 1, 2000
----------------------------    ---------------                -----------------
E. Thayer Bigelow

/s/William H. T. Bush*          Director/Trustee               March 1, 2000
----------------------------    ----------------               -----------------
William H. T. Bush

/s/Robert B. Calhoun, Jr*.      Director/Trustee               March 1, 2000
--------------------------      ----------------               -----------------
Robert B. Calhoun, Jr.

/s/Stewart S. Dixon*            Director/Trustee               March 1, 2000
----------------------------    ----------------               -----------------
Stewart S. Dixon

/s/John C. Jansing*             Director/Trustee               March 1, 2000
----------------------------    ----------------               -----------------
John C. Jansing

/s/C. Alan MacDonald*           Director/Trustee               March 1, 2000
----------------------------    ----------------               -----------------
C. Alan MacDonald

/s/Hansel B. Millican, Jr*.     Director/Trustee               March 1, 2000
---------------------------     ----------------               -----------------
Hansel B. Millican, Jr.

/s/Thomas J. Neff*              Director/Trustee               March 1, 2000
----------------------------    ----------------               -----------------
Thomas J. Neff

                                                February 28, 2000



Lord Abbett Affiliated Fund, Inc.
90 Hudson Street
Jersey City, NJ 07302-3972

Dear Sirs:

     You have requested our opinion in connection with your filing of Amendment No. 87 to the Registration Statement on Form N-1A (the "Amendment") under the Investment Company Act of 1940, as amended (the "Act"), of Lord Abbett Affiliated Fund, Inc., a Maryland Corporation (the "Company"), and in connection therewith your registration of Class A, B, C, P, and Y shares of capital stock, with a par value of $.001 each, of the Company (collectively, the "Shares").

     We have examined and relied upon originals, or copies certified to our satisfaction, of such company records, documents, certificates and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion set forth below.

     We are of the opinion that the Shares issued in the continuous offering have been duly authorized and, assuming the issuance of the Shares for cash at net asset value and receipt by the Company of the consideration therefor as set forth in the Amendment and that the number of shares issued does not exceed the number authorized, the Shares will be validly issued, fully paid and nonassessable.

     We express no opinion as to matters governed by any laws other than the Title 2 of the Maryland Code. We consent to the filing of this opinion solely in connection with the Amendment. In giving such consent, we do not hereby admit that we come within the category of persons whose consent is required under
Section 7 of the Act or the rules and regulations of the Securities and Exchange Commission thereunder.

                              Very truly yours,


                              WILMER, CUTLER & PICKERING
                              By:___________________________
                                     Marianne K. Smythe, a partner

CONSENT OF INDEPENDENT AUDITORS

Lord Abbett Affiliated Fund, Inc.:


We consent to the incorporation by reference in this Post-Effective Amendment No. 87 to Registration Statement No. 2-10638 of Lord Abbett Affiliated Fund, Inc. on Form N-1A of our report dated December 17, 1999, appearing in the annual report to shareholders of Lord Abbett Affiliated Fund, Inc. for the year ended October 31, 1999, and to the references to us under the captions "Financial Highlights" in the Prospectus and "Investment Advisory and Other Services" and "Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.




DELOITTE & TOUCHE LLP
New York, New York
February 28, 2000